FEDERATED UTILITY FUND, INC.
   (FORMERLY, LIBERTY UTILITY FUND, INC.)
   CLASS  F   SHARES



   PROSPECTUS

The shares of Federated Utility Fund, Inc. (the "Fund") offered by this prospectus represent interests in the Fund which is an open-end, diversified management investment company (a mutual fund).

The Fund invests in a diversified portfolio comprised primarily of equity securities to achieve current income and long-term growth of income. Capital appreciation is a secondary objective.


THE SHARES OFFERED BY THIS PROSPECTUS ARE NOT DEPOSITS OR OBLIGATIONS OF ANY BANK, ARE NOT ENDORSED OR GUARANTEED BY ANY BANK, AND ARE NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER GOVERNMENT AGENCY. INVESTMENT IN THESE SHARES INVOLVES INVESTMENT RISK INCLUDING THE POSSIBLE LOSS OF PRINCIPAL.


This prospectus contains the information you should read and know before you invest in Class F Shares of the Fund. Keep this prospectus for future reference.

The Fund has also filed a Statement of Additional Information for Class A Shares, Class B Shares, Class C Shares and Class F Shares dated March 31, 1996, with the Securities and Exchange Commission. The information contained in the Statement of Additional Information is incorporated by reference into this prospectus. You may request a copy of the Statement of Additional Information, or a paper copy of this prospectus, if you have received it electronically, free of charge by calling 1-800-235-4669. To obtain other information or to make inquiries about the Fund, contact your financial institution.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


Prospectus dated March 31, 1996
   GENERAL INFORMATION       3

   INVESTMENT INFORMATION    3

     Investment Objectives   3
     Investment Policies     3
     Investment Risks        5
     Investment Limitations  8
   NET ASSET VALUE           9

   INVESTING IN CLASS F  SHARES    9

     Share Purchases         9
     Minimum Investment Required   10
     What Shares Cost       10
     Eliminating the Sales Charge  11
     Systematic Investment Program 13
     Exchange Privileges    13
     Certificates and Confirmations     13
     Dividends              13
     Capital Gains          14
   REDEEMING  CLASS F  SHARES14

     Through a Financial Institution    14
     Redeeming Shares By Telephone 14
     Redeeming Shares By Mail14
     Contingent Deferred Sales Charge   15
     Systematic Withdrawal Program 16
     Accounts with Low Balances    17
   FUND INFORMATION         17

     Management of the Fund 17
     Distribution of Class F  Shares    18
     Administration of the Fund    19
     Brokerage Transactions 20
     Expenses of the Fund   20


    Table of Contents


   SHAREHOLDER INFORMATION  20

     Voting Rights          20
   TAX INFORMATION          21

     Federal Income Tax     21
     Pennsylvania Personal Property Taxes    21
   PERFORMANCE INFORMATION  21

   OTHER CLASSES OF SHARES  22










                                         II
    SUMMARY OF FUND EXPENSES



GENERAL INFORMATION


The Fund was incorporated under the laws of the State of Maryland on April 20, 1987. From the date of the Fund's initial public offering in 1987 until May 27, 1988, the Fund was operated as a closed-end investment company. On May 16, 1988, the shareholders of the Fund approved the conversion of the Fund from a closed-end investment company to an open-end investment company. Shareholders of the Fund, at a meeting held January 18, 1990, approved the Fund's name change from Progressive Income Equity Fund, Inc. to Liberty Utility Fund, Inc. At a meeting of the Board of Directors held on February 26, 1996, the Directors approved an amendment to the Articles of Incorporation to change the name of Liberty Utility Fund, Inc. to Federated Utility Fund, Inc. The Articles of Incorporation permit the Fund to offer separate series of shares representing interests in separate portfolios of securities. The shares in any one portfolio may be offered in separate classes. With respect to the Fund, as of the date of this prospectus, the Board of Directors has established four classes of shares, known as Class A Shares, Class B Shares, Class C Shares and Class F Shares (individually and collectively as the context requires, "Shares"). This prospectus relates only to the Class F Shares of the Fund.

The fund is in the process of soliciting the shareholders of Fortress Utility Fund , Inc., a Maryland corporation, to exchange their shares of capital stock for Class F Shares of the Fund . Until this transaction is completed, or until management of the Fund determines that it will abandon its plan to acquire the assets of Fortress Utility Fund, Inc. in a reorganization transaction, Class F Shares of the Fund will not be available for public investment.



Shares of the Fund are designed to give institutions and individuals a convenient means of accumulating an interest in a professionally managed, diversified portfolio comprised primarily of equity securities. A minimum initial investment of $1,500 is required, unless the investment is in a retirement account, in which case the minimum initial investment is $50.


Shares are sold at net asset value plus an applicable sales charge and are redeemed at net asset value; however, a contingent deferred sales charge is imposed on shares, other than shares purchased through reinvestment of dividends, which are redeemed within one to four years of their purchase dates.


INVESTMENT INFORMATION

INVESTMENT OBJECTIVES
The primary investment objectives of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective. While there is no assurance that the Fund will achieve its investment objectives,

                                         4


it endeavors to do so by following the policies described in this prospectus. The investment objectives cannot be changed without approval of shareholders.

INVESTMENT POLICIES
ACCEPTABLE INVESTMENTS. The Fund will seek to achieve its investment objectives by investing primarily in common stocks, preferred stocks, units of participation in master limited partnerships which are traded on national securities exchanges, securities convertible into stock, and debt securities issued by companies in the utilities industry. Under normal conditions, with respect to 65% of its assets, the Fund will invest in utility companies that derive 50% of their revenues from utilities or assets relating to utility industries. Securities issued by companies in the utilities industry include companies engaged in the production, transmission or distribution of electric energy or gas, or in communications facilities such as telephone or telegraph services.

Debt obligations in the portfolio, at the time they are purchased, shall be limited to those which fall in one of the following categories: (i) rated investment grade by either Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Ratings Group ("S&P"), or (ii) determined by the Adviser to be of investment grade and not rated by either of the aforementioned rating
                                         5


services, or (iii) the subordinated debt of issuers whose senior debt obligations are deemed to be investment grade by either of the aforementioned rating services. These subordinated debt securities may be unrated or rated below investment grade by Moody's or S&P. Securities rated in the lowest category of investment grade have speculative characteristics. Changes in economic or other circumstances are more likely to lead to weakened capacity to make principal and interest payments than higher rated bonds. The prices of fixed income securities fluctuate inversely to the direction of interest rates.

For temporary or defensive purposes, the Fund may be primarily invested in short-term money market instruments including certificates of deposit, obligations issued or guaranteed by the United States government or its agencies or instrumentalities, commercial paper rated not lower than A-1 by S&P or Prime-1 by Moody's or repurchase agreements.

The investment policies described above cannot be changed without shareholder approval.

Downgraded securities will be evaluated on a case by case basis by the Adviser. The Adviser will determine whether or not the security continues to
                                         6


be an acceptable investment. If not, the security will be sold. The Directors apply this limitation to debt convertible securities.

REPURCHASE AGREEMENTS. Certain securities in which the Fund invests may be purchased pursuant to repurchase agreements. Repurchase agreements are arrangements in which banks, broker/dealers, and other recognized financial institutions sell U.S. government securities or other securities to the Fund and agree at the time of sale to repurchase them at a mutually agreed upon time and price. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities.

LENDING OF PORTFOLIO SECURITIES. In order to generate additional income, the Fund may lend its portfolio securities, on a short-term or long-term basis, to broker/dealers, banks, or other institutional borrowers of securities. The Fund will limit the amount of portfolio securities it may lend to not more than one-third of its total assets. The Fund will only enter into loan arrangements with broker/dealers, banks, or other institutions which the Adviser has determined are creditworthy under guidelines established by the Directors and will receive collateral in cash or United States government

                                         7


securities that will be maintained in an amount equal to at least 100% of the current market value of the securities loaned.

There is the risk that when lending portfolio securities, the securities may not be available to the Fund on a timely basis and the Fund may, therefore, lose the opportunity to sell the securities at a desirable price. In addition, in the event that a borrower of securities would file for bankruptcy or become insolvent, disposition of the securities may be delayed pending court action.

RESTRICTED AND ILLIQUID SECURITIES. The Fund may invest up to 10% of its total assets in restricted securities. Restricted securities are any securities in which the Fund may otherwise invest pursuant to its investment objectives and policies but which are subject to restriction on resale under federal securities law. To the extent these securities are deemed to be illiquid, the Fund will limit its purchases together with other securities considered to be illiquid to 15% of its net assets.

WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS. The Fund may purchase securities on a when-issued or delayed delivery basis. These transactions are arrangements in which the Fund purchases securities with payment and delivery
                                         8


scheduled for a future time. The seller's failure to complete these transactions may cause the Fund to miss a price or yield considered to be advantageous. Settlement dates may be a month or more after entering into these transactions, and the market values of the securities purchased may vary from the purchase prices. Accordingly, the Fund may pay more or less than the market value of the securities on the settlement date.

The Fund may dispose of a commitment prior to settlement if the Adviser deems it appropriate to do so. In addition, the Fund may enter in transactions to sell its purchase commitments to third parties at current market values and simultaneously acquire other commitments to purchase similar securities at later dates. The Fund may realize short-term profits or losses upon the sale of such commitments.

COVERED CALL OPTIONS. The Fund may also write call options on all or any portion of its portfolio to generate income for the Fund. Call options written by the Fund give the holder the right to buy the underlying securities of the Fund at the stated exercise price. The Fund will write call options only on securities either held in its portfolio, or for which it has the right to obtain without payment of further consideration, or for which it has segregated cash in the amount of any additional consideration. The call
                                         9


options which the Fund writes and sells must be listed on a recognized options exchange. The Fund's investment in call options shall not exceed 5% of the Fund's total assets.

SECURITIES OF FOREIGN ISSUERS. The Fund may purchase American Depository Receipts ("ADRs") issued by U.S. Banks as a substitute for direct ownership of securities of foreign companies in the utilities industry. ADRs are traded in the United States on stock exchanges and in the over-the-counter markets like stocks of domestic companies.

INVESTMENT RISKS
The Fund will attempt to meet its investment objectives by being at least 65% invested in securities issued by companies in the domestic and foreign utilities industries. There are certain risks associated with the utilities industries and with foreign securities of which investors in the Fund should be aware.

CONSIDERATIONS OF UTILITY SECURITIES. There are certain risks and considerations affecting utility companies, and the holders of utility company securities, which an investor should take into account when investing in those securities. Factors which may adversely affect utility companies
                                         10


include: difficulty in financing large construction programs during inflationary periods; technological innovations which may cause existing plants, equipment, or products to become less competitive or obsolete; the impact of natural or man-made disasters (especially on regional utilities); increased costs or reductions in production due to the unavailability of appropriate types of fuel; seasonally or occasionally reduced availability or higher cost of natural gas; and reduced demand due to energy conservation among consumers. The revenues of domestic and foreign utility companies generally reflect the economic growth and developments in the geographic areas in which they do business. Furthermore, utility securities tend to be interest rate sensitive.

In addition, most utility companies in the United States and in foreign countries are subject to government regulation. Generally, the purpose of such regulation is to ensure desirable levels of service and adequate capacity to meet public demand. To this end, prices are often regulated to enable consumers to obtain service at what is perceived to be a fair price, while attempting to provide utility companies with a rate of return sufficient to attract capital investment necessary for continued operation and necessary growth. Recently, utility regulators have permitted utilities to diversify outside of their original geographic regions and their
                                         11


traditional lines of business. While the Adviser believes that these opportunities will permit certain utility companies to earn more than their traditional regulated rates of return, other companies may be forced to defend their core business and may be less profitable. Of course, there can be no assurance that all of the regulatory policies described in this paragraph will continue in the future.

In addition to the effects of regulation described in the previous paragraph, utility companies may also be adversely affected by the following regulatory considerations: the development and implementation of a national energy policy; the differences between regulatory policies of different jurisdictions (or different regulators which have concurrent jurisdiction); shifts in regulatory policies; adequacy of rate increases; and future regulatory legislation.

Foreign utility companies may encounter different risks and opportunities than those located in the United States. Foreign utility companies may be more heavily regulated than their United States counterparts. Many foreign utility companies currently use fuels which cause more pollution than fuels used by United States utilities; in the future, it may be necessary for such foreign utility companies to invest heavily in pollution control equipment or
                                         12


otherwise meet pollution restrictions. Rapid growth in certain foreign economies may encourage the growth of utility industries in those countries. Although many foreign utility companies are currently government-owned, the Adviser believes that it is likely that some foreign governments will seek to "privatize" their utility companies, i.e., transfer ownership to private investors.

In addition to the foregoing considerations which affect most utility companies, there are specific considerations which affect specific utility industries:

ELECTRIC. The electric utility industry is made up of companies that are engaged in the generation, transmission, and sale of electric energy. Domestic electric utility companies have generally been favorably affected by lower fuel and financing costs and the completion of major construction programs. Some electric utilities are able to sell power outside of their traditional geographic areas. Electric utility companies have historically been subject to increases in fuel and other operating costs, high interest costs on borrowings needed for capital construction programs, compliance with environmental and safety regulations, and changes in the regulatory climate.

                                         13


In the United States, the construction and operation of nuclear power facilities is subject to a high degree of regulatory oversight by the Nuclear Regulatory Commission and state agencies with concurrent jurisdiction. In addition, the design, construction, licensing, and operation of nuclear power facilities are often subject to lengthy delays and unanticipated costs due to changes in regulatory policy, regional political actions, and lawsuits. Furthermore, during rate authorizations, utility regulators may disallow the inclusion in electric rates of the higher operating costs and expenditures resulting from these delays and unanticipated costs, including the costs of a nuclear facility which a utility company may never be able to use.

TELECOMMUNICATIONS. The telephone industry is large and highly concentrated. The greatest portion of this segment is comprised of companies which distribute telephone services and provide access to the telephone networks. While many telephone utility companies have diversified into other businesses in recent years, the profitability of telephone utility companies could be adversely affected by increasing competition, technological innovations, and other structural changes in the industry.

Cable television companies are typically local monopolies, subject to scrutiny by both utility regulators and municipal governments. Emerging
                                         14


technologies and legislation encouraging local competition are combining to threaten these monopolies and may slow future growth rates of these companies. The radio telecommunications segment of this industry, including cellular telephone, is in its early developmental phases and is characterized by emerging, rapidly growing companies.

GAS. Gas transmission and distribution companies are undergoing significant changes. In the United States, the Federal Energy Regulatory Commission is reducing its regulation of interstate transmission of gas. While gas utility companies have in the recent past been adversely affected by disruptions in the oil industry, increased concentration, and increased competition, the Adviser believes that environmental considerations should benefit the gas industry in the future.

WATER. Water utility companies purify, distribute, and sell water. This industry is highly fragmented because most of the water supplies are owned by local authorities. Water utility companies are generally mature and are experiencing little or no per capita volume growth. The Adviser believes that favorable investment opportunities may result if anticipated consolidation and foreign participation in this industry occurs.

                                         15


REDUCING RISKS OF UTILITY SECURITIES. The Adviser believes that the risks of investing in utility securities can be reduced. The professional portfolio management techniques used by the Fund to attempt to reduce these risk include credit research and diversification techniques. The Adviser will perform its own credit analysis in addition to using recognized rating agencies and other sources, including discussions with the issuer's management, the judgment of other investment analysts, and its own informed judgment. The Adviser's credit analysis will consider the issuer's financial soundness, its responsiveness to changes in interest rates and business conditions, and its anticipated cash flow, interest or dividend coverage, and earnings. In evaluating an issuer, the Adviser places special emphasis on the estimated current value of the issuer's assets rather than historical costs.

SECURITIES OF FOREIGN ISSUERS. Investing in non-U.S. securities carries substantial risks in addition to those associated with domestic investments. In an attempt to reduce some of these risks, the Fund diversifies its investments broadly among foreign countries, including both developed and developing countries.

The Fund occasionally takes advantage of the unusual opportunities for higher returns available from investing in developing countries. These investments,
                                         16


however, carry considerably more volatility and risk because they are associated with less mature economies and less stable political systems.

EXCHANGE RATES. Foreign securities are denominated in foreign currencies. Therefore, the value in U.S. dollars of the Fund's assets and income may be affected by changes in exchange rates and regulations.

Although the Fund values its assets daily in U.S. dollars, it will not convert its holding of foreign currencies to U.S. dollars daily.

When the Fund converts its holdings to another currency, it may incur conversion costs. Foreign exchange dealers realize a profit on the difference between the prices at which they buy and sell securities.

FOREIGN COMPANIES. Other differences between investing in foreign and U.S. companies include:

      o less publicly available information about foreign companies;
      o the lack of uniform financial accounting standards applicable to foreign companies;
      o less readily available market quotations on foreign companies;
                                         17


      o differences in government regulation and supervision of foreign stock exchanges, brokers, listed companies, and banks;
      o generally lower foreign stock market value;
      o the likelihood that foreign securities may be less liquid or more volatile;
      o foreign brokerage commissions may be higher;
      o unreliable mail service between countries; and
      o political or financial changes which adversely affect investments in some countries.
U.S. GOVERNMENT POLICIES. In the past, U.S. government policies have discouraged or restricted certain investments abroad by investors such as the Fund. Although the Fund is unaware of any current restrictions, investors are advised that these policies could be reinstituted.

INVESTMENT LIMITATIONS
The Fund will not change any of the investment limitations described below without approval of shareholders. The Fund will not:

      o invest more than 25% of its total assets (valued at time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this
                                         18


        restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities;
      o invest more than 5% of the value of its total assets in securities of companies, including their predecessors, which have been in operation for less than three years;
      o invest more than 5% of its total assets (valued at the time of investment) in the securities of any one issuer, except that this restriction does not apply to cash and cash items, repurchase agreements, and securities issued or guaranteed by the United States government or its agencies or instrumentalities;
      o acquire more than 10% of the outstanding voting securities of any one issuer (at the time of acquisition);
      o borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its net assets, including the amounts borrowed, and pledge up to 10% of the value of those assets to secure such borrowings. The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the
                                         19


        portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements;
      o lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies;
      o write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund's investment in put or call options, straddles, spreads, or any combination thereof shall not exceed 5% of the Fund's total assets;
                                         20


      o invest more than 5% of its net assets in warrants, not more than 2% of which can be warrants not listed on recognized exchanges; or
      o invest more than 15% of total assets in securities of foreign issuers not listed on recognized exchanges.
If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.

NET ASSET VALUE


The Fund's net asset value per Share fluctuates. The net asset value for Shares is determined by adding the interest of the Class F Shares in the market value of all securities and other assets of the Fund, subtracting the interest of the Class F Shares in the liabilities of the Fund and those attributable to the Class F Shares, and dividing the remainder by the total number of Class F Shares outstanding. The net asset value for Class F Shares may differ from that of Class A Shares, Class B Shares, and Class C Shares due to the variance in daily net income realized by each class. Such variance will reflect only accrued net income to which the shareholders of a particular class are entitled.

INVESTING IN CLASS F  SHARES


SHARE PURCHASES
Shares are sold on days on which the New York Stock Exchange is open for business. Shares may be purchased through a financial institution which has a sales agreement with the distributor or directly from the distributor, Federated Securities Corp., either by mail or by wire. The Fund reserves the right to reject any purchase request.

THROUGH A FINANCIAL INSTITUTION. An investor may call his financial institution (such as a bank or an investment dealer) to place an order to purchase Shares. Orders through a financial institution are considered received when the Fund is notified of the purchase order. Purchase orders through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. Purchase orders through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for Shares to be purchased at that day's price. It is the financial institution's responsibility to transmit orders promptly.


The financial institution which maintains investor accounts with the Fund must do so on a fully disclosed basis unless it accounts for share ownership periods used in calculating the contingent deferred sales charge (see "Contingent Deferred Sales Charge"). In addition, advance payments made to financial institutions may be subject to reclaim by the distributor for accounts transferred to financial institutions which do not maintain investor accounts on a fully disclosed basis and do not account for share ownership periods (see "Supplemental Payments to Financial Institutions").

DIRECTLY BY MAIL. To purchase Shares by mail directly from Federated Securities Corp.:

      o complete and sign the new account form available from the Fund;
      o enclose a check made payable to Federated Utility Fund-- Class F Shares; and

      o mail both to Federated Services Company, P.O. Box 8600, Boston, MA 02266-8600.
Orders by mail are considered received after payment by check is converted by the transfer agent's bank, State Street Bank and Trust Company ("State Street Bank"), into federal funds. This is generally the next business day after State Street Bank receives the check.


DIRECTLY BY WIRE Once an account has been established, Shares may be purchased by wire by calling the Fund. All information needed will be taken over the telephone, and the order is considered received when State Street Bank receives payment by wire. Federal funds should be wired as follows:
State Street Bank and Trust Company, Boston, MA; Attention: EDGEWIRE; For Credit to: (Fund Name) (Fund Class); (Fund Number); Account Number; Trade Date and Order Number; Group Number or Dealer Number; Nominee or Institution Name; and ABA Number 011000028. Shares cannot be purchased by wire on holidays when wire transfers are restricted. Questions on wire purchases should be directed to your shareholder services representative at the telephone number listed on your account statement.

MINIMUM INVESTMENT REQUIRED
The minimum initial investment in Shares is $1,500, except for an IRA account, which requires a minimum initial investment of $50. Subsequent investments must be in amounts of at least $100, except for an IRA account, which must be in amounts of at least $50.

WHAT SHARES COST
Shares are sold at their net asset value next determined after an order is received, plus a sales charge of 1% of the offering price (which is 1.01% of the net amount invested). There is no sales charge for purchases of $1 million or more. Shareholders of record in the Fortress Utility Fund on September 30, 1989, are exempt from the sales charge for purchases of shares of the Fund in their existing accounts as long as they maintain a $500 balance in the Fund. In addition, no sales charge is imposed for Shares purchased through bank trust departments or investment advisers registered under the Investment Advisers Act of 1940, as amended, purchasing on behalf of their clients, or by sales representatives, Directors, and employees of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., their spouses and children under age 21, or any trusts or pension or profit-sharing plans for these persons, or retirement plans where
                                         25


the third party administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates. Unaffiliated institutions through whom Shares are purchased may charge fees for services provided which may be related to the ownership of Fund Shares. This prospectus should, therefore, be read together with any agreement between the customer and the institution with regard to services provided, the fees charged for these services, and any restrictions and limitations imposed.

The net asset value is determined as of the close of trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange, Monday through Friday, except on: (i) days on which there are not sufficient changes in the value of the Fund's portfolio securities that its net asset value might be materially affected; (ii) days during which no Shares are tendered for redemption and no orders to purchase Shares are received; and (iii) the following holidays: New Year's Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day.

Under certain circumstances, described under "Redeeming Class F Shares," shareholders may be charged a contingent deferred sales charge by the distributor at the time Shares are redeemed.

                                         26


DEALER CONCESSION. For sales of Shares, broker/dealers will normally receive 100% of the applicable sales charge. Any portion of the sales charge which is not paid to a broker/dealer will be retained by the distributor. However, from time to time, and at the sole discretion of the distributor, all or part of that portion may be paid to a dealer. The sales charge for Shares sold other than through registered broker/dealers will be retained by Federated Securities Corp. Federated Securities Corp. may pay fees to banks out of the sales charge in exchange for sales and/or administrative services performed on behalf of the bank's customers in connection with the initiation of customer accounts and purchases of Shares.

ELIMINATING THE SALES CHARGE
The sales charge can be eliminated on the purchase of Shares through:

      o quantity discounts and accumulated purchases;
      o signing a 13-month letter of intent;
      o using the reinvestment privilege; or
      o concurrent purchases.

QUANTITY DISCOUNTS AND ACCUMULATED PURCHASES. There is no sales charge for purchases of $1 million or more. The Fund will combine purchases made on the
                                         27


same day by the investor, his spouse, and his children under age 21 when it calculates the sales charge. In addition, the sales charge is eliminated for purchases of $1 million or mopre made at one time by a trustee or fiduciary for a single trust estate or a single fiduciary account.

If an additional purchase of Shares is made, the Fund will consider the previous purchases still invested in the Fund. For example, if a shareholder already owns Shares having current value at the public offering price of $900,000 and he purchases $100,000 more at the current public offering price, there will be no sales charge on the additional purchase. The Fund will also combine purchases for the purpose of reducing the contingent deferred sales charge imposed on some Share redemptions. For example, if a shareholder already owns Shares having current value at the public offering price of $1 million and purchases an additional $1 million at the current public offering price, the applicable contingent deferred sales charge would be reduced to
 .50% of those additional Shares. For more information on the levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."

To receive the sales charge elimination and/or the contingent deferred sales charge reduction, Federated Securities Corp. must be notified by the
                                         28


shareholder in writing or by the shareholder's financial institution at the time the purchase is made that Shares are already owned or that purchases are being combined. The Fund will eliminate the sales charge and/or reduce the contingent deferred sales charge after it confirms the purchases.

LETTER OF INTENT. If a shareholder intends to purchase at least $1 million of Shares over the next 13 months, the sales charge may be reduced by signing a letter of intent to that effect. This letter of intent includes a provision for a sales charge elimination depending on the amount actually purchased within the 13-month period and a provision for the Fund's custodian to hold 1.00% of the total amount intended to be purchased in escrow (in Shares) until such purchase is completed.

The 1.00% held in escrow will be applied to the shareholder's account at the end of the 13-month period unless the amount specified in the letter of intent, which must be $1 million or more of Shares, is not purchased. In this event, an appropriate number of escrowed Shares may be redeemed in order to realize the 1.00% sales charge.

This letter of intent also includes a provision for reductions in the contingent deferred sales charge and holding period depending on the amount
                                         29


actually purchased within the 13-month period. For more information on the various levels of contingent deferred sales charges and holding periods, see the section entitled "Contingent Deferred Sales Charge."


This letter of intent will not obligate the shareholder to purchase Shares. The letter may be dated as of a prior date to include any purchases made within the past 90 days (purchases within the prior 90 days may be used to fulfill the requirements of the letter of intent; however, the sales charge on such purchases will not be adjusted to reflect a lower sales charge).

REINVESTMENT PRIVILEGE. If Shares have been redeemed, the shareholder has a one-time right, within 120 days, to reinvest the redemption proceeds at the next-determined net asset value without any sales charge. Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution of the reinvestment in order to receive this elimination of the sales charge. If the shareholder redeems his Shares, there may be tax consequences.

CONCURRENT PURCHASES. For purposes of qualifying for a sales charge elimination, a shareholder has the privilege of combining concurrent
                                         30


purchases of two or more funds, the purchase prices of which include a sales charge. For example, if a shareholder concurrently invested $400,000 in one of the other Federated Funds and $600,000 in Shares, the sales charge would be eliminated.

To receive this sales charge elimination, Federated Securities Corp. must be notified by the shareholder in writing or by his financial institution at the time the concurrent purchases are made. The Fund will eliminate the sales charge after it confirms the purchases.

SYSTEMATIC INVESTMENT PROGRAM
Once a Fund account has been opened, shareholders may add to their investment on a regular basis. Under this program, funds may be automatically withdrawn periodically from the shareholder's checking account and invested in Shares at the net asset value next determined after an order is received by the Fund, plus the 1.00% sales charge for purchases under $1 million. A shareholder may apply for participation in this program through Federated Securities Corp. or his financial institution.



                                         31


EXCHANGE PRIVILEGES
Class F shareholders may exchange all or some of their Shares, at net asset value for Class F Shares of other funds which are advised by subsidiaries or affiliates of Federated Investors ("Federated Funds"). (Not all Federated Funds currently offer Class F Shares. Contact your financial institution regarding the availability of other Federated Class F Shares). Exchanges are made at net asset value without being assessed a contingent deferred sales charge on the exchanged Shares. To the extent that a shareholder exchanges Shares for Class F Shares in other Federated Funds, the time for which the exchanged-for Shares are to be held will be added to the time for which exchanged-from Shares were held for purposes of satisfying the applicable holding period.

Shareholders using this privilege must exchange Shares having a net asset value equal to the minimum investment requirements of the fund into which the exchange is being made. Shareholders who desire to automatically exchange Class F Shares of a predetermined amount on a monthly, quarterly, or annual basis may take advantage of a systematic exchange privilege. Further information on these exchange privileges is available by calling Federated Securities Corp. or the shareholder's financial institution. The exchange

                                         32


privilege is available to shareholders residing in any state in which the shares being acquired may be legally sold.

Before making an exchange, a shareholder must receive a prospectus of the fund for which the exchange is being made.

CERTIFICATES AND CONFIRMATIONS

As transfer agent for the Fund, Federated Shareholder Services Company maintains a share account for each shareholder. Share certificates are not issued unless requested on the application or by contacting Federated Services Company.

Detailed confirmations of each purchase and redemption are sent to each shareholder. Monthly statements are sent to report dividends paid during that month.

DIVIDENDS

Dividends are declared and paid monthly to all shareholders invested in the Fund on the record date. Dividends and distributions are automatically
                                         33


reinvested in additional Shares of the Fund on payment dates at the ex-dividend date net asset value without a sales charge, unless shareholders request cash payments on the new account form or by writing to the transfer agent. All shareholders on the record date are entitled to the dividend. If Shares are redeemed or exchanged prior to the record date or purchased after the record date, those Shares are not entitled to that quarter's dividend.

CAPITAL GAINS
Net long-term capital gains realized by the Fund, if any, will be distributed at least once every twelve months.


REDEEMING CLASS F  SHARES
The Fund redeems Shares at their net asset value, less any applicable contingent deferred sales charge next determined after the Fund receives the redemption request. Redemptions will be made on days on which the Fund computes its net asset value. Redemption requests must be received in proper form and can be made through a financial institution or directly from the Fund by written request.


                                         34


THROUGH A FINANCIAL INSTITUTION
A shareholder may redeem Shares of the Fund by calling his financial institution (such as a bank or an investment dealer) to request the redemption. Shares will be redeemed at the net asset value next determined after the Fund receives the redemption request from the financial institution. Redemption requests through a registered broker/dealer must be received by the broker before 4:00 P.M. (Eastern time) and must be transmitted by the broker to the Fund before 5:00 P.M. (Eastern time) in order for Shares to be redeemed at that day's net asset value. Redemption requests through other financial institutions must be received by the financial institution and transmitted to the Fund before 4:00 P.M. (Eastern time) in order for Shares to be redeemed at that day's net asset value. The financial institution is responsible for promptly submitting redemption requests and providing proper written redemption instructions to the Fund. The financial institution may charge customary fees and commissions for this service. If, at any time, the Fund shall determine it necessary to terminate or modify this method of redemption, shareholders will be promptly notified.

Before a financial institution may request redemption by telephone on behalf of a shareholder, an authorization form permitting the Fund to accept redemption requests by telephone must first be completed. In the event of
                                         35


drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If such a case should occur, another method of redemption, such as "Redeeming Shares by Mail," should be considered.

Telephone redemption instructions may be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent instructions.


REDEEMING SHARES BY TELEPHONE
Shares may be redeemed in any amount by calling the Fund provided the Fund has a properly completed authorization form. These forms can be obtained from Federated Securities Corp. Proceeds will be mailed in the form of a check, to the shareholder's address of record or by wire transfer to the shareholder's account at a domestic commercial bank that is a member of the Federal Reserve System. The minimum amount for a wire transfer is $1,000. Proceeds from redeemed Shares purchased by check or through ACH will not be wired until that method of payment has cleared. Proceeds from redemption requests received on holidays when wire transfers are restricted will be wired the following business day. Questions about telephone redemptions on days when

                                         36


wire transfers are restricted should be directed to your shareholder services representative at the telephone number listed on your account statement.

Telephone instructions will be recorded. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions. In the event of drastic economic or market changes, a shareholder may experience difficulty in redeeming by telephone. If this occurs, "Redeeming Shares By Mail" should be considered. If at any time the Fund shall determine it necessary to terminate or modify the telephone redemption privilege, shareholders would be promptly notified.

REDEEMING SHARES BY MAIL
Shares may be redeemed in any amount by mailing a written request to:
Federated Shareholder Services Company, P.O. Box 8600, Boston, MA 02266-8600. If share certificates have been issued, they should be sent unendorsed with the written request by registered or certified mail to the address noted above.

The written request should state: the Fund name and the Share Class name ; the account name as registered with the Fund; the account number; and the number of shares to be redeemed or the dollar amount requested. All owners of
                                         37


the account must sign the request exactly as the shares are registered. Normally, a check for the proceeds is mailed within one business day, but in no event more than seven days, after the receipt of a proper written redemption request. Dividends are paid up to and including the day that a redemption request is processed.

SIGNATURES. .Shareholders requesting a redemption of any amount to be sent to an address other than that on record with the Fund or a redemption payable other than to the shareholder of record must have their signatures guaranteed by:

      o a trust company or commercial bank whose deposits are insured by the Bank Insurance Fund, which is administered by the Federal Deposit Insurance Corporation ("FDIC");
      o a member of the New York, American, Boston, Midwest, or Pacific Stock Exchange;
      o a savings bank or savings and loan association whose deposits are insured by the Savings Association Insurance Fund, which is administered by the FDIC; or
      o any other "eligible guarantor institution," as defined in the Securities Exchange Act of 1934.
                                         38


The Fund does not accept signatures guaranteed by a notary public.

The Fund and its transfer agent have adopted standards for accepting signature guarantees from the above institutions. The Fund may elect in the future to limit eligible signature guarantors to institutions that are members of a signature guarantee program. The Fund and its transfer agent reserve the right to amend these standards at any time without notice.

RECEIVING PAYMENT. A check for the proceeds is mailed within seven days after receipt of proper written redemption instructions from a broker or from the shareholder.

CONTINGENT DEFERRED SALES CHARGE

Shareholders redeeming Class F Shares from their Fund account within certain periods of the purchase date of those Shares will be charged a contingent deferred sales charge by the Fund's distributor of the lesser of the original price or the net asset value of the Shares redeemed as follows:

Amount of                                              Contingent Deferred
Purchase                             Shares Held   Sales Charge
                                         39


Up to $1,999,999................    4 years or less  1%
$2,000,000 to $4,999,999........    2 years or less  .50%
$5,000,000 or more..............    1 year or less   .25%


To the extent that a shareholder exchanges between or among Class F Shares in other Federated Funds, the time for which the exchanged-for Shares were held will be added, or "tacked", to the time for which the exchanged-from Shares were held for purposes of satisfying the one-year holding period.

In instances in which Shares have been acquired in exchange for Class F Shares in other Federated Funds, (i) the purchase price is the price of the Shares when originally purchased and (ii) the time period during which the Shares are held will run from the date of the original purchase. The contingent deferred sales charge will not be imposed on Shares acquired through the reinvestment of dividends or distributions of long-term capital gains. In computing the amount of contingent deferred sales charge for accounts with Shares subject to a single holding period, if any, redemptions are deemed to have occurred in the following order: 1) first of Shares acquired through the reinvestment of dividends and long-term capital gains,
2) second of purchases of Shares occurring prior to the number of years
                                         40


necessary to satisfy the applicable holding period, and 3) finally of purchases of Shares occurring within the current holding period. For accounts with Shares subject to multiple share holding periods, the redemption sequence will be determined first, with reinvested dividends and long-term capital gains, and second, on a first-in, first-out basis.

The contingent deferred sales charge will not be imposed when a redemption results from a tax-free return under the following circumstances: (i) a total or partial distribution from a qualified plan, other than an IRA, Keogh Plan, or a custodial account, following retirement; (ii) a total or partial distribution from an IRA, Keogh Plan, or a custodial account after the beneficial owner attains age 59-1/2; or (iii) from the death or disability of the beneficial owner. The exemption from the contingent deferred sales charge for qualified plans, an IRA, Keogh Plan, or a custodial account does not extend to account transfers, rollovers, and other redemptions made for purposes of reinvestment. Contingent deferred sales charges are not charged in connection with exchanges of Shares for Class F Shares in certain other Federated Funds, or in connection with redemptions by the Fund of accounts with low balances. Shares of the Fund originally purchased through a bank trust department, investment adviser registered under the Investment Advisers Act of 1940, as amended, or retirement plans where the third party
                                         41


administrator has entered into certain arrangements with Federated Securities Corp. or its affiliates, are not subject to the contingent deferred sales charge, to the extent that no payment was advanced for purchases made by such entities.

SYSTEMATIC WITHDRAWAL PROGRAM
Shareholders who desire to receive monthly or quarterly payments of a predetermined amount may take advantage of the Systematic Withdrawal Program. Under this program, Shares are redeemed to provide for periodic withdrawal payments in an amount directed by the shareholder; the minimum withdrawal amount is $100. Depending upon the amount of the withdrawal payments, the amount of dividends paid and capital gains distributions with respect to Shares, and the fluctuation of the net asset value of Shares redeemed under this program, redemptions may reduce, and eventually deplete, the shareholder's investment in the Fund. For this reason, payments under this program should not be considered as yield or income on the shareholder's investment in the Fund. To be eligible to participate in this program, a shareholder must have invested at least $10,000 in the Fund (at current offering price).


                                         42


A shareholder may apply for participation in this program through Federated Securities Corp. Due to the fact that Shares are sold with a sales charge and contingent deferred sales charge, it is not advisable for shareholders to be purchasing Shares while participating in this program.

A contingent deferred sales charge is charged for Shares redeemed through this program within four years of their purchase dates.

ACCOUNTS WITH LOW BALANCES
Due to the high cost of maintaining accounts with low balances, the Fund may redeem Shares in any account and pay the proceeds to the shareholder if the account balance falls below the required minimum value of $1,500. This requirement does not apply, however, if the balance falls below $1,500 because of changes in the Fund's net asset value. Before Shares are redeemed to close an account, the shareholder is notified in writing and allowed 30 days to purchase additional Shares to meet the minimum requirement.





                                         43


FUND INFORMATION

MANAGEMENT OF THE FUND
BOARD OF DIRECTORS. The Fund is managed by a Board of Directors. The Directors are responsible for managing the Fund's business affairs and for exercising all the Fund's powers except those reserved for the shareholders. An Executive Committee of the Board of Directors handles the Board's responsibilities between meetings of the Board.

INVESTMENT ADVISER. Investment decisions for the Fund are made by Passport Research Ltd., the Fund's investment adviser, subject to direction by the Directors. Passport Research, Ltd. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. The Adviser continually conducts investment research and supervision for the Fund and is responsible for the purchase or sale of portfolio instruments, for which it receives an annual fee from the Fund.

      ADVISORY FEES. The Adviser receives an annual investment advisory fee equal to .75 of 1% of the Fund's average daily net assets. The fee paid by the Fund, while higher than the advisory fee paid by other mutual funds in general, is comparable to fees paid by many mutual

                                         44


      funds with similar objectives and policies. The Adviser may voluntarily waive a portion of its fee or reimburse the Fund for certain operating expenses. The Adviser can terminate this voluntary waiver at any time at its sole discretion. The Adviser has also undertaken to reimburse the Fund for operating expenses in excess of limitations established by certain states.

      ADVISER'S BACKGROUND. Passport Research, Ltd. is a Pennsylvania limited partnership organized in 1981. Federated Advisers is the general partner of the Adviser and has a 50.5% interest in the Adviser. Federated Advisers is a subsidiary of Federated Investors. Edward D. Jones & Co. L.P. is the limited partner of the Adviser and has a 49.5% interest in the Adviser. Passport Research, Ltd. has also acted as investment adviser for Edward D. Jones & Co. Daily Passport Cash Trust since 1982. Employees of the Adviser are also employees of other advisers which are affiliates of Federated Investors.

      Passport Research, Ltd. and other subsidiaries of Federated Investors serve as investment advisers to a number of investment companies and private accounts. Certain other subsidiaries also provide administrative services to a number of investment companies. With over
                                         45


      $80 billion invested across more than 250 funds under management and/or administration by its subsidiaries, as of December 31, 1995, Federated Investors is one of the largest mutual fund investment managers in the United States. With more than 1,800 employees, Federated continues to be led by the management who founded the company in 1955. Federated funds are presently at work in and through 4,000 financial institutions nationwide. More than 100,000 investment professionals have selected Federated funds for their clients.

      Christopher H. Wiles has been the Fund's portfolio manager since May, 1990. Mr. Wiles joined Federated Investors in 1990 and has been a Vice President of the Fund's investment adviser since 1992. Mr. Wiles served as Assistant Vice President of the Fund's investment adviser in 1991. Mr. Wiles is a Chartered Financial Analyst and received his M.B.A. in Finance from Cleveland State University.


      Linda A. Duessel has been the Fund's portfolio manager since April 1, 1995. Ms. Duessel joined Federated Investors in 1991 and has been a Vice President of the Fund's investment adviser since 1995. Ms. Duessel was an Assistant Vice President of the Fund's investment
                                         46


      adviser from 1991 until 1995. Ms. Duessel is a Chartered Financial Analyst and received her M.S. in Industrial Administration from Carnegie Mellon University.


Both the Fund and the Adviser have adopted strict codes of ethics governing the conduct of all employees who manage the Fund and its portfolio securities. These codes recognize that such persons owe a fiduciary duty to the Fund's shareholders and must place the interests of shareholders ahead of the employees' own interest. Among other things, the codes: require preclearance and periodic reporting of personal securities transactions; prohibit personal transactions in securities being purchased or sold, or being considered for purchase or sale, by the Fund; prohibit purchasing securities in initial public offerings; and prohibit taking profits on securities held for less than sixty days. Violations of the codes are subject to review by the Directors and could result in severe penalties.

DISTRIBUTION OF CLASS F  SHARES
Federated Securities Corp. is the principal distributor for Class F Shares of the Fund. Federated Securities Corp. is located at Federated Investors Tower, Pittsburgh, Pennsylvania 15222-3779. It is a Pennsylvania corporation
                                         47


organized on November 14, 1969, and is the principal distributor for a number of investment companies. Federated Securities Corp. is a subsidiary of Federated Investors.

State securities laws may require certain financial institutions such as depository institutions to register as dealers.

SHAREHOLDER SERVICES. The Fund has entered into a Shareholder Services Agreement with Federated Shareholder Services, a subsidiary of Federated Investors, under which the Fund will make payments up to .25 of 1% of the average daily net asset value of the Fund on behalf of Class F Shares, computed at an annual rate, to obtain certain personal services for shareholders and to provide the maintainance of shareholder accounts ("shareholder services'). From time to time and for such periods as deemed appropriate, the amount stated may be reduced voluntarily. Federated Shareholder Services will either perform shareholder services directly or will select financial institutions to perform shareholder services. Financial institutions will receive fees based upon shares owned by their clients or customers. The schedule of such fees and the basis upon which such fees will be paid will be determlined from time to time by the Fund and Federated Shareholder Services.
                                         48



SUPPLEMENTAL PAYMENTS TO FINANCIAL INSTITUTIONS. The distributor will pay financial institutions, for distribution and/or administrative services, an amount equal to 1.00% of the offering price of the Shares acquired by their clients or customers on purchases up to $1,999,999, .50% of the offering price on purchases of $2,000,000 to $4,999,999, and .25% of the offering price on purchases of $5,000,000 or more. (This fee is in addition to the 1.00% sales charge on purchases of less that $1 million.) The financial institutions may elect to waive the initial payment described above; such waiver will result in the waiver by the Fund of the otherwise applicable contingent deferred sales charge.

Furthermore, the distributor may offer to pay a fee from its own assets to financial institutions as financial assistance for providing substantial marketing and sales support. The support may include participating in sales, educational and training seminars at recreational-type facilities, providing sales literature, and engineering computer software programs that emphasize the attributes of the Fund. Such assistance will be predicated upon the amount of Shares the financial institution sells or may sell, and/or upon the type and nature of sales or marketing support furnished by the financial

                                         49


institution. Any payments made by the distributor may be reimbursed by the Adviser or its affiliates.

ADMINISTRATION OF THE FUND
ADMINISTRATIVE SERVICES. Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services (including certain legal and financial reporting services) necessary to operate the Fund. Federated Administrative Services provides these at an annual rate which relates to the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors ("Federated Funds") as specified below:
                                        AVERAGE AGGREGATE DAILY NET ASSETS
        MAXIMUM ADMINISTRATIVE FEE          OF THE FEDERATED FUNDS
              .15 of 1%                  on the first $250 million
              .125 of 1%                 on the next $250 million
              .10 of 1%                  on the next $250 million
              .075 of 1%                 on assets in excess of $750 million

The administrative fee received during any fiscal year shall be at least $125,000 per portfolio and $30,000 per each additional class of shares.

                                         50


Federated Administrative Services may choose voluntarily to waive a portion of its fee.

BROKERAGE TRANSACTIONS
When selecting brokers and dealers to handle the purchase and sale of portfolio instruments, the adviser looks for prompt execution of the order at a favorable price. In working with dealers, the adviser will generally use those who are recognized dealers in specific portfolio instruments, except when a better price and execution of the order can be obtained elsewhere. In selecting among firms believed to meet these criteria, the adviser may give consideration to those firms which have sold or are selling shares of the Fund and other funds distributed by Federated Securities Corp. The adviser makes decisions on portfolio transactions and selects brokers and dealers subject to review by the Directors.


EXPENSES OF THE FUND AND CLASS F SHARES
Holders of shares pay their allocable portion of Fund expenses.

The Fund expenses for which holders of Class F Shares pay their allocable portion include, but are not limited to: the cost of organizing the Fund and
                                         51


continuing its existence; registering the Fund with federal and state securities authorities; Directors' fees; auditors' fees; the cost of meetings of Directors; legal fees of theFund; association membership dues; and such non-recurring and extraordinary items as may arise.

The Fund expenses for which holders of Class F Shares pay their allocable portion include, but are not limited to: registering the Fund and shares of the Fund; investment advisory services; taxes and commissions; custodian fees; insurance premiums; auditors' fees; and such non-recurring and extraordinary items as may arise.

At present, no expenses allocated to the Class F Shares as a class. However, the Directors reserve the right to allocate certain expenses to holders of Class F Shares as it deems appropriate ("class expenses"). In any case, class expenses would be limited to: transfer agent fees as identified by the transfer agent as attributable to holders of shares; printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxies to current shareholders; registration fees paid to the Securities and Exchange Commission and registration fees paid to state securities commissions; expenses related to administrative personnel and services as required to support holders of shares; legal fees relating
                                         52


solely to shares; and Directors' fees incurred as a result of issues relating solely to shares.

SHAREHOLDER INFORMATION

VOTING RIGHTS

Each shareholder has one vote in Director elections and other matters submitted to shareholders for vote. All shares of each portfolio or class in the Fund have equal voting rights, except that in matters affecting only a particular portfolio or class, only shares of that particular portfolio or class are entitled to vote. As of February 7, 1996, Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, acting in various capacities for numerous accounts, was the owner of record of 4,108,589 Class C Shares of the Fund (32.43%), and therefore, may, for certain purposes be deemed to control the Fund and be able to affect the outcome of certain matters presented for a vote of shareholders.

As a Maryland Corporation, the Fund is not required to hold annual shareholder meetings. Shareholder approval will be sought only for certain


                                         53


changes in the Fund's operation and for the election of Directors under certain circumstances.

Directors may be removed by a two-thirds vote of the number of Directors prior to such removal or by a two-thirds vote of the shareholders at a special meeting. A special meeting of shareholders shall be called by the Directors upon the written request of shareholders owning at least 10% of the Fund's outstanding shares of all series entitled to vote.

TAX INFORMATION

FEDERAL INCOME TAX
The Fund will pay no federal income tax because it expects to meet requirements of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies.

Unless otherwise exempt, shareholders are required to pay federal income tax on any dividends and other distributions, including capital gains distributions, received. This applies whether dividends and distributions are received in cash or as additional Shares. Distributions representing long-

                                         54


term capital gains, if any, will be taxable to shareholders as long-term capital gains no matter how long the shareholders have held the Shares. No federal income tax is due on any dividends earned in an IRA or qualified retirement plan until distributed.

PENNSYLVANIA PERSONAL PROPERTY TAXES
Shares are exempt from personal property taxes imposed by counties, municipalities, and school districts in Pennsylvania.

Shareholders are urged to consult their own tax advisers regarding the status of their accounts under state and local tax laws.

PERFORMANCE INFORMATION


From time to time, the Fund advertises its total return and yield for Class F Shares.

Total return represents the change, over a specific period of time, in the value of an investment in Class F Shares after reinvesting all income and


                                         55


capital gains distributions. It is calculated by dividing that change by the initial investment and is expressed as a percentage.

The yield of Class F Shares is calculated by dividing the net investment income per share (as defined by the Securities and Exchange Commission) earned by Class F Shares over a thirty-day period by the maximum offering price per share of Class F Shares on the last day of the period. This number is then annualized using semi-annual compounding. The yield does not necessarily reflect income actually earned by Class F Shares, and therefore, may not correlate to the dividends or other distributions paid to shareholders.

The performance information reflects the effect of the maximum sales charge, and the contingent deferred sales charge, which, if excluded, would increase the total return and yield.

Total return and yield will be calculated separately for Class A Shares, Class B Shares, Class C Shares, and Class F Shares. Because Class B Shares and Class C Shares are subject to Rule 12b-1 fees, the yield for Class A Shares and Class F Shares, for the same period, may exceed that of Class B Shares and Class C Shares. Because Class A Shares are subject to a higher
                                         56


maximum sales charge, the total return for Class B Shares, Class C Shares and Class F Shares, for the same period, will exceed that of Class A Shares.

From time to time, advertisements for the Class A Shares, Class B Shares, Class C Shares and Class F Shares of the Fund may refer to ratings, rankings, and other information in certain financial publications and/or compare the performance of Class A Shares, Class B Shares, Class C Shares and Class F Shares to certain indices.

OTHER CLASSES OF SHARES

The Fund also offers other classes of shares called Class A Shares, Class B Shares and Class C Shares which are all sold primarily to customers of financial institutions subject to certain differences.


Class A Shares are sold subject to a front-end sales charge and a Shareholder Services Plan. Investments in Class A Shares are subject to a minimum initial investment of $500, unless the investment is in a retirement account, in which case the minimum investment is $50.


                                         57


Class B Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class B Shares are subject to a minimum initial investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.

Class C Shares are sold at net asset value subject to a contingent deferred sales charge, a Rule 12b-1 Plan and a Shareholder Services Plan. Investments in Class C Shares are subject to a minimum investment of $1,500, unless the investment is in a retirement account, in which case the minimum investment is $50.


Class A Shares, Class B Shares, Class C Shares and Class F Shares are subject to certain of the same expenses. Expense differences, however, between Class A Shares, Class B Shares Class C Shares and Class F Shares, may affect the performance of each class.

To obtain more information and a combined prospectus for Class A Shares, Class B Shares and Class C Shares, investors may call 1-800-235-4669 or contact their financial institution.
                                         58




    ADDRESSES

    Federated Utility Fund
          Class F Shares           Federated Investors Tower
                                   Pittsburgh, PA 15222-3779


    Distributor
          Federated Securities Corp.                             Federated
    Investors Tower
                                   Pittsburgh, PA 15222-3779


    Investment Adviser
          Passport Research, Ltd.  Federated Investors Tower
                                   Pittsburgh, PA 15222-3779


    Custodian
          State Street Bank and    P.O. Box 8600
          Trust Company            Boston, MA 02266-8600
                                         59




    Transfer Agent and Dividend Disbursing Agent
          Federated Shareholder    P.O. Box 8600
          Services Company         Boston, MA 02266-8600



    Independent Public Accountants
          Ernst & Young LLP        One Oxford Ceantre
                                   Pittsburgh, PA 15219











                                         60


   FEDERATED UTILITY
   FUND, INC.
   (FORMERLY, LIBERTY UTILITY FUND, INC.)
   CLASS F  SHARES



     Prospectus

    An Open-End, Diversified
    Management Investment Company

March 31, 1996





                        FEDERATED UTILITY FUND, INC.
                   (FORMERLY, LIBERTY UTILITY FUND, INC.)

                               CLASS A SHARES

   FEDERATED SECURITIES CORP.

    Distributor
    A subsidiary of FEDERATED INVESTORS
    Federated Investors Tower
    Pittsburgh, PA 15222-3779
    349561100
    9090505A-FS (2/96)             PA


                               CLASS B SHARES
                               CLASS C SHARES
                               CLASS F  SHARES

                     STATEMENT OF ADDITIONAL INFORMATION

   This Statement of Additional Information should be read with the prospectus for Class A Shares, Class B Shares, and Class C Shares, and the prospectus for Class F Shares of Federated Utility Fund, Inc. (the "Fund") each dated May 31, 1995 and March 31, 1996, respectively. This Statement is not a prospectus itself. You may request a copy of either prospectus or a paper copy of this Statement, if you received it electronically, free of charge by calling 1-800-235-4669..

   FEDERATED INVESTORS TOWER
   PITTSBURGH, PENNSYLVANIA 15222-3779
                         Statement dated March 31, 1996

   GENERAL INFORMATION ABOUT
     THE FUND                1


                                        LXII






           FEDERATED SECURITIES CORP.

           Distributor
           A subsidiary of FEDERATED INVESTORS



    Table of Contents

   INVESTMENT OBJECTIVES AND
     POLICIES                1

     Temporary Investments   1
     Units of Master Limited
      Partnerships           2
     Converttible Securities 2
     Repurchase Agreements   2
     Lending of Portfolio
      Securities             2
     Restricted Securities   2
     When-Issued and Delayed
      Delivery Transactions  3
     Reverse Repurchase
      Agreements             3
     Covered Call Options    3
     Portfolio Turnover      3
     Investment Limitations  3

                                         II



    Table of Contents

   FEDERATED UTILITY FUND, INC.
     MANAGEMENT              6

     Fund Ownership          9
     Directors Compensation  9
   INVESTMENT ADVISORY SERVICES
                            10

     Adviser to the Fund    10
     Advisory Fees          11
   BROKERAGE TRANSACTIONS   11

   OTHER SERVICES           11

     Fund Administration    11
     Custodian and Portfolio
      Recordkeeper          11
     Transfer Agent         12
Independent Public Accountants
     12
                                        III



    Table of Contents

   PURCHASING SHARES        12

     Distribution (Class B
      Shares and Class C  Shares
      only) and Shareholder
      Services Plans        10
     Conversion to Federal Funds
                            12
     Purchases by Sales
      Representatives, Fund
      Directors, and Employees
                            12
     Exchanging Securities for
      Fund Shares           13
   DETERMINING NET ASSET VALUE
                            13

     Determining Market Value of
      Securities            13
                                         IV



    Table of Contents

   EXCHANGE PRIVILEGE       13


     Reduced Sales Charge   13
     Requirements for Exchange
                            14
     Tax Consequences       14
     Making an Exchange     14
   REDEEMING SHARES         14

     Redemption in Kind     14
   MASSACHUSETTS PARTNERSHIP
     LAW                    15

   TAX STATUS               15

     The Fund's Tax Status  15
     Shareholders' Tax Status15
   TOTAL RETURN             15

                                         V



    Table of Contents

   YIELD                    16

   PERFORMANCE COMPARISONS  16

   ABOUT FEDERATED INVESTORS17

     Mutual Fund Market     17
     Institutional          17
     Trust Organizations    17
     Broker/dealers and bank
      broker/dealer subsidiaries
                            17
   FINANCIAL STATEMENTS     18

   APPENDIX                 19





                                         VI
    GENERAL INFORMATION ABOUT THE FUND

The Fund was incorporated under the laws of the State of Maryland on April 20, 1987. It is qualified to do business as a foreign corporation in Pennsylvania. Shareholders of the Fund, at a meeting held January 18, 1990, shareholders approved the Fund's name change from "Progressive Income Equity Fund, Inc." to "Liberty Utility Fund, Inc." On March 31, 1996, the Fund's name was changed to "Federated Utility Fund, Inc."

Shares of the Fund are offered in four classes, known as Class A Shares, Class B Shares, Class C Shares, and Class F Shares (individually and collectively referred to as "Shares," as the context may require). This Statement of Additional Information relates to all classes of Shares of the Fund.
    INVESTMENT OBJECTIVES AND POLICIES

The primary investment objective of the Fund is current income and long-term growth of income. Capital appreciation is a secondary objective. The Fund will seek to achieve its investment objectives by investing in a diversified portfolio comprised primarily of equity securities. The investment objectives cannot be changed without approval of shareholders.
The Fund's investment approach is based on the conviction that over the long term the economy will continue to expand and develop and that this economic growth will be reflected in the growth of the revenues and earnings of utility companies.
    TEMPORARY INVESTMENTS
The Fund may also invest in temporary investments from time to time for defensive purposes.
  MONEY MARKET INSTRUMENTS
     The Fund may invest in the following money market instruments: oinstruments of domestic and foreign banks and savings and loans if they have capital, surplus, and undivided profits of over $100,000,000, or if the principal amount of the instrument is insured by the Bank Insurance Fund ("BIF"), which is administered by the



      Federal Deposit Insurance Corporation ("FDIC"), or the Savings Association Insurance Fund ("SAIF"), which is administered by the FDIC; and
     oprime commercial paper (rated A-1 by Standard and Poor's Ratings
      Group, Prime-1 by Moody's Investors Service, Inc., or F-1 by Fitch Investors Service).
  U.S. GOVERNMENT OBLIGATIONS
     The types of U.S. government obligations in which the Fund may invest generally include direct obligations of the U.S. Treasury (such as U.S. Treasury bills, notes, and bonds) and obligations issued or guaranteed by U.S. government agencies or instrumentalities. These securities are backed by:
     othe full faith and credit of the U.S. Treasury;
     othe issuer's right to borrow from the U.S. Treasury;
     othe discretionary authority of the U.S. government to purchase certain obligations of agencies or instrumentalities; or
     othe credit of the agency or instrumentality issuing the obligations. Examples of agencies and instrumentalities which may not always receive financial support from the U.S. government are:
     oFederal Land Banks;



     oCentral Bank for Cooperatives;
     oFederal Intermediate Credit Banks;
     oFederal Home Loan Banks;
     oFarmers Home Administration; and
     oFederal National Mortgage Association.
    UNITS OF MASTER LIMITED PARTNERSHIPS
The Fund may invest in units of participation in master limited partnerships. Master limited partnerships are generally partnerships with a large number of limited partners whose ownership interests are publicly traded. The Fund will not invest in partnerships investing in real estate or real estate investments. The Fund will invest only in units of participation in master limited partnerships that are traded on a national securities exchange.
    CONVERTIBLE SECURITIES
The Fund may invest in convertible securities. A convertible security is a fixed income security (a bond or preferred stock) which may be converted at a stated price within a specified period of time into a certain quantity of common stock of the same or a different issuer. Convertible securities are senior to common stocks in a corporation's capital structure, but are usually subordinated to similar nonconvertible securities. While providing a fixed income stream (generally higher in yield than the income derivable from a common stock but lower than that afforded by a similar nonconvertible security), a convertible security also affords an investor the opportunity, through its conversion feature, to participate in the capital appreciation attendant upon a market price advance in the convertible security's underlying common stock.
    REPURCHASE AGREEMENTS
The Fund requires its custodian to take possession of the securities subject to repurchase agreements, and these securities are marked to market daily. To the extent that the original seller does not repurchase the securities from the Fund, the Fund could receive less than the repurchase price on any sale of such securities. In the event that such a defaulting seller filed for bankruptcy or became insolvent, disposition of such securities by the Fund might be delayed pending court action. The Fund believes that under the regular procedures normally in effect for custody of the Fund's portfolio securities subject to repurchase agreements, a court of competent jurisdiction would rule in favor of the Fund and allow retention or disposition of such securities. The Fund will only enter into repurchase agreements with banks and other recognized financial institutions such as broker/dealers which are deemed by the Fund's adviser, Passport Research,



Ltd., (the "Adviser"), to be creditworthy pursuant to guidelines established by the Board of Directors (the "Directors").
    LENDING OF PORTFOLIO SECURITIES
The collateral received when the Fund lends portfolio securities must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination at the option of the Fund or the borrower. The Fund may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or equivalent collateral to the borrower or placing broker. The Fund does not have the right to vote securities on loan, but would terminate the loan and regain the right to vote if that were considered important with respect to the investment.
    RESTRICTED SECURITIES
The Fund may invest in commercial paper issued in reliance on the exemption from registration afforded by Section 4(2) of the Securities Act of 1933.
Section 4(2) paper is restricted as to disposition under federal securities law, and is generally sold to institutional investors, such as the Fund, who agree that they are purchasing the paper for investment purposes and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors like the Fund through or with the assistance of the issuer or investment dealers who make a market in Section 4(2) paper, thus providing liquidity.

The ability of the Directors to determine the liquidity of certain restricted securities is permitted under a Securities and Exchange Commission staff position set forth in the adopting release for Rule 144A under the Securities Act of 1933 (the "Rule"). The Rule is a non-exclusive, safe-harbor for certain secondary market transactions involving securities subject to restrictions on resale under federal securities laws. The Rule provides an exemption from registration for resales of otherwise restricted securities to qualified institutional buyers. The Rule was expected to further enhance the liquidity of the secondary market for securities eligible for resale under Rule 144A. The Fund believes that the Staff of the Securities and Exchange Commission has left the question of determining the liquidity of all restricted securities (eligible for resale under Rule 144A) for determination by the Directors. The Directors consider the following criteria in determining the liquidity of certain restricted securities:

      o the frequency of trades and quotes for the security;
      o the number of dealers willing to purchase or sell the security and the number of potential buyers;
      o dealer undertakings to make a market in the security; and
      o the nature of the security and the nature of the marketplace trades. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS
These transactions are made to secure what is considered to be an advantageous price or yield for the Fund. No fees or other expenses, other than normal transaction costs, are incurred. However, liquid assets of the Fund sufficient to make payment for the securities to be purchased are segregated on the Fund's records at the trade date. These assets are marked to market daily and are maintained until the transaction has been settled. The Fund does not intend to engage in when-issued and delayed delivery transactions to an extent that would cause the segregation of more than 20% of the total value of its assets.



    REVERSE REPURCHASE AGREEMENTS
The Fund may also enter into reverse repurchase agreements. This transaction is similar to borrowing cash. In a reverse repurchase agreement the Fund transfers possession of a portfolio instrument to another person, such as a financial institution, broker, or dealer, in return for a percentage of the instrument's market value in cash, and agrees that on a stipulated date in the future the Fund will repurchase the portfolio instrument by remitting the original consideration plus interest at an agreed upon rate. The use of reverse repurchase agreements may enable the Fund to avoid selling portfolio instruments at a time when a sale may be deemed to be disadvantageous, but the ability to enter into reverse repurchase agreements does not ensure that the Fund will be able to avoid selling portfolio instruments at a disadvantageous time.
When effecting reverse repurchase agreements, liquid assets of the Fund, in a dollar amount sufficient to make payment for the obligations to be purchased, are segregated on the Fund's records at the trade date. These securities are marked to market daily and maintained until the transaction is settled.
    COVERED CALL OPTIONS
The Fund will receive a premium for writing a call option which increases the Fund's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium will reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option.
The Fund may terminate a call option it has written prior to expiration of the option by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a gain or loss from such transaction if the cost of such transaction is less or more than the premium received from writing the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from repurchase of a call option is likely to be offset in whole or in part by the unrealized appreciation of the underlying security owned by the Fund.
    PORTFOLIO TURNOVER
The Adviser does not anticipate that portfolio turnover will result in adverse tax consequences. However, relatively high portfolio turnover may result in high transaction costs to the Fund. For the fiscal years ended



February 28, 1995, and 1994, the portfolio turnover rates were 55% and 24%, respectively.
    INVESTMENT LIMITATIONS

The Fund will not change any of the investment limitations described below without approval of shareholders.
  CONCENTRATION OF INVESTMENTS
     The Fund will not invest more than 25% of its total assets (valued at the time of investment) in securities of companies engaged principally in any one industry other than the utilities industry, except that this restriction does not apply to cash or cash items and securities issued or guaranteed by the United States government or its agencies or instrumentalities.
  SELLING SHORT AND BUYING ON MARGIN
     The Fund will not purchase securities on margin, or make short sales of securities, except for the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.
  ISSUING SENIOR SECURITIES AND BORROWING MONEY
     The Fund will not borrow money, issue senior securities, or pledge assets, except that under certain circumstances the Fund may borrow money and engage in reverse repurchase transactions in amounts up to one-third of the value of its net assets, including the amounts borrowed, and pledge up to 10% of the value of those assets to secure such borrowings.
     The Fund will not borrow money or engage in reverse repurchase agreements for investment leverage, but rather as a temporary, extraordinary, or emergency measure to facilitate management of the portfolio by enabling the Fund to meet redemption requests when the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous. The Fund will not purchase any securities while any such borrowings are outstanding. However, during the period any reverse repurchase agreements are outstanding, but only to the extent necessary to assure completion of the reverse repurchase agreements, the Fund will restrict the purchase of portfolio instruments to money market instruments maturing on or before the expiration date of the reverse repurchase agreements.
  PLEDGING ASSETS
     The Fund will not pledge, mortgage, or hypothecate its assets, except to secure permitted borrowings. In those cases, it may pledge, mortgage, or hypothecate up to 10% of the value of assets to secure such borrowings (the deposit in escrow of securities in connection with the writing of call options or collateralizing loans of securities is not deemed to be a pledge or hypothecation for any purpose).
The preceding limitations regarding buying on margin, borrowing money, and pledging assets do not apply to intra-day cash advances made by the Fund's custodian, or the grant of a security interest in securities by the Fund to its custodian to collateralize such intra-day cash advances in order to enable the Fund to settle securities purchases or to redeem shares of the Fund.
  INVESTING IN NEW ISSUERS
     The Fund will not invest more than 5% of the value of its total assets in securities of companies, including their predecessors, which have been in operation for less than three years.
  UNDERWRITING
     The Fund will not underwrite any issue of securities, except as it may deemed to be an underwriter under the Securities Act of 1933 in connection with the sale of restricted securities which the Fund may purchase pursuant to its investment objectives, policies, and limitations.



  DIVERSIFICATION OF INVESTMENTS
     The Fund will not invest more than 5% of its total assets (valued at the time of investment) in the securities of any one issuer, except that this restriction does not apply to cash and cash items, repurchase agreements, and securities issued or guaranteed by the United States government or its agencies or instrumentalities; or acquire more than 10% of any class of voting securities of any one issuer (at time of acquisition).
  LENDING CASH OR SECURITIES
     The Fund will not lend any of its assets except portfolio securities up to one-third of the value of its total assets. This shall not prevent the purchase or holding of corporate bonds, debentures, notes, certificates of indebtedness or other debt securities of an issuer, repurchase agreements, or other transactions which are permitted by the Fund's investment objectives and policies.
  RESTRICTED SECURITIES
     The Fund will not invest more than 10% of its total assets in securities subject to restrictions on resale under federal securities law (except for commercial paper issued under Section 4(2) of the Securities Act of
     1933).



  WRITING COVERED CALL OPTIONS
     The Fund will not write call options on securities unless the securities are held in the Fund's portfolio or unless the Fund is entitled to them in deliverable form without further payment or after segregating cash in the amount of any further payment. The Fund's investment in put or call options, straddles, spreads, or any combination thereof shall not exceed 5% of the Fund's total assets.
  INVESTING IN WARRANTS
     The Fund will not invest more than 5% of its assets in warrants, not more than 2% of which can be warrants which are not listed on recognized exchanges.
  INVESTING IN SECURITIES OF FOREIGN ISSUERS
     The Fund will not invest more than 15% of its total assets in securities of foreign issuers not listed on recognized exchanges.
  INVESTING IN ILLIQUID SECURITIES
     The Fund will not invest more than 10% of its total assets in illiquid securities, including repurchase agreements providing for settlement in more than seven days after notice.



  INVESTING IN ISSUERS WHOSE SECURITIES ARE OWNED BY OFFICERS AND DIRECTORS OF THE FUND
     The Fund will not purchase or retain the securities of any issuer if the officers and Directors of the Fund or its Adviser owning individually 1/2 of 1% of the issuer's securities together own more than 5% of the issuer's securities.
  INVESTING IN MINERALS
     The Fund will not purchase interests in oil, gas, or mineral exploration or development programs, except it may purchase the securities of issuers which invest in or sponsor such programs.
  INVESTING IN REAL ESTATE
     The Fund will not purchase or sell real estate or any interest therein, except that the Fund may invest in securities secured by real estate or interests therein, such as mortgage pass-throughs, pay-throughs, collateralized mortgage obligations, and securities issued by companies that invest in real estate or interests therein. The Fund will not invest in limited partnerships investing in real estate or real estate investments.



  INVESTING IN SECURITIES OF OTHER INVESTMENT COMPANIES
     The Fund will not purchase or retain shares of any open-end investment company (exclusive of shares acquired as a result of merger, consolidation, or other plan of reorganization).
  PURCHASING SECURITIES TO EXERCISE CONTROL
     The Fund will not invest for the purpose of exercising control over or management of any company.
  INVESTING IN COMMODITIES
     The Fund will not purchase or sell commodities or commodity contracts. If a percentage restriction set forth above is adhered to at the time a transaction is effected, later changes in percentage resulting from changes in value or in the number of outstanding securities of an issuer will not be considered a violation.
In addition, in order to comply with certain state restrictions, the Fund will not invest in oil, gas, or mineral leases. If state requirements change, this limitation may be amended without notice to shareholders.
The Fund will not purchase any securities while borrowings in excess of 5% of the value of its total assets are outstanding.



The Fund did not borrow money or invest in reverse repurchase agreements in excess of 5% of the value of its net assets during the last fiscal year and has no present intention to do so in the current fiscal year.
For purposes of its policies and limitations, the Fund considers certificates of deposit and demand and time deposits issued by a U.S. branch of a domestic bank or savings and loan association having capital, surplus, and undivided profits in excess of $100,000,000 at the time of investment to be "cash items."



    FEDERATED UTILITY FUND, INC. MANAGEMENT

Officers and Directors are listed with their addresses, birthdates, present positions with Federated Utility Fund, Inc., and principal occupations.


John F. Donahue@*
Federated Investors Tower
Pittsburgh, PA
Birthdate:  July 28, 1924



Chairman
Chairman and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; Chairman and Director, Federated Research Corp. and Federated Global Research Corp.; Chairman, Passport Research, Ltd.; Chief Executive Officer and Director, Trustee, or Managing General Partner of the Funds. Mr. Donahue is the father of J. Christopher Donahue, Executive Vice President of the Company .


Thomas G. Bigley
28th Floor, One Oxford Centre
Pittsburgh, PA
Birthdate:  February 3, 1934
Director
Director, Oberg Manufacturing Co.; Chairman of the Board, Children's Hospital of Pittsburgh; Director, Trustee, or Managing General Partner of the Funds; formerly, Senior Partner, Ernst & Young LLP.


John T. Conroy, Jr.
Wood/IPC Commercial Department



John R. Wood and Associates, Inc., Realtors
3255 Tamiami Trail North
Naples, FL
Birthdate:  June 23, 1937
Director
President, Investment Properties Corporation; Senior Vice-President, John R. Wood and Associates, Inc., Realtors; President, Northgate Village Development Corporation; Partner or Trustee in private real estate ventures in Southwest Florida; Director, Trustee, or Managing General Partner of the Funds; formerly, President, Naples Property Management, Inc.


William J. Copeland
One PNC Plaza - 23rd Floor
Pittsburgh, PA
Birthdate:  July 4, 1918
Director
Director and Member of the Executive Committee, Michael Baker, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Vice Chairman and Director, PNC Bank, N.A., and PNC Bank Corp. and Director, Ryan Homes, Inc.




 James E. Dowd
571 Hayward Mill Road
Concord, MA
Birthdate:  May 18, 1922
Director
Attorney-at-law; Director, The Emerging Germany Fund, Inc.; Director, Trustee, or Managing General Partner of the Funds.


Lawrence D. Ellis, M.D.*
3471 Fifth Avenue, Suite 1111
Pittsburgh, PA
Birthdate:  October 11, 1932
Director
Professor of Medicine and Member, Board of Trustees, University of Pittsburgh; Medical Director, University of Pittsburgh Medical Center - Downtown; Member, Board of Directors, University of Pittsburgh Medical Center; formerly, Hematologist, Oncologist, and Internist, Presbyterian and



Montefiore Hospitals; Director, Trustee, or Managing General Partner of the
Funds.


Richard B. Fisher *
Federated Investors Tower
Pittsburgh, PA
Birthdate:  May 17, 1923
President
Executive Vice President and Trustee, Federated Investors; Chairman and Director, Federated Securities Corp.; President or Vice President of some of the Funds; Director or Trustee of some of the Funds.


Edward L. Flaherty, Jr.@
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA
Birthdate:  June 18, 1924
Director



Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Director, Eat'N Park Restaurants, Inc., and Statewide Settlement Agency, Inc.; Director, Trustee, or Managing General Partner of the Funds; formerly, Counsel, Horizon Financial, F.A., Western Region.


Peter E. Madden
Seacliff
562 Bellevue Avenue
New port, RI
Birthdate:  March 16, 1942
Director
Consultant; State Representative, Commonwealth of Massachusetts; Director, Trustee, or Managing General Partner of the Funds; formerly, President, State Street Bank and Trust Company and State Street Boston Corporation.


Gregor F. Meyer
Henny, Kochuba, Meyer and Flaherty
Two Gateway Center - Suite 674
Pittsburgh, PA



Birthdate:  October 6, 1926
Director
Attorney-at-law; Shareholder, Henny, Kochuba, Meyer and Flaherty; Chairman, Meritcare, Inc.; Director, Eat'N Park Restaurants, Inc.; Director, Trustee, or Managing General Partner of the Funds.


John E. Murray, Jr., J.D., S.J.D.
President, Duquesne University
Pittsburgh, PA
Birthdate:  December 20, 1932
Director
President, Law Professor, Duquesne University; Consulting Partner, Mollica, Murray and Hogue; Director, Trustee or Managing General Partner of the Funds.


Wesley W. Posvar
1202 Cathedral of Learning
University of Pittsburgh
Pittsburgh, PA
Birthdate:  September 14, 1925



Director
Professor, International Politics and Management Consultant; Trustee, Carnegie Endowment for International Peace, RAND Corporation, Online Computer Library Center, Inc., and U.S. Space Foundation; Chairman, Czecho Management Center; Director, Trustee, or Managing General Partner of the Funds; President Emeritus, University of Pittsburgh; founding Chairman, National Advisory Council for Environmental Policy and Technology and Federal Emergency Management Advisory Board.


Marjorie P. Smuts
4905 Bayard Street
Pittsburgh, PA
Birthdate:  June 21, 1935
Director
Public relations/marketing consultant; Conference Coordinator, Non-profit entities; Director, Trustee, or Managing General Partner of the Funds.


J. Christopher Donahue
Federated Investors Tower



Pittsburgh, PA
Birthdate:  April 11, 1949
Executive Vice President
President and Trustee, Federated Investors, Federated Advisers, Federated Management, and Federated Research; President and Director, Federated Research Corp. and Federated Global Research Corp.; President, Passport Research, Ltd.; Trustee, Federated Administrative Services, Federated Shareholder Services Company, and Federated Shareholder Services; Director, Federated Services Company; President or Executive Vice President of the Funds; Director, Trustee, or Managing General Partner of some of the Funds. Mr. Donahue is the son of John F. Donahue, Chairman of the Company.


Edward C. Gonzales
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 22, 1930
Executive Vice President
Vice Chairman, Treasurer, and Trustee, Federated Investors; Vice President, Federated Advisers, Federated Management, Federated Research, Federated Research Corp., Federated Global Research Corp. and Passport Research, Ltd.;



Executive Vice President and Director, Federated Securities Corp.; Trustee, Federated Shareholder Services Company; Chairman, Treasurer, and Trustee, Federated Administrative Services; Trustee or Director of some of the Funds; President, Executive Vice President and Treasurer of some of the Funds.


 John W. McGonigle
Federated Investors Tower
Pittsburgh, PA
Birthdate:  October 26, 1938
Executive Vice President and Secretary
Executive Vice President, Secretary, and Trustee, Federated Investors; Trustee, Federated Advisers, Federated Management, and Federated Research; Director, Federated Research Corp. and Federated Global Research Corp.; Trustee, Federated Shareholder Services Company; Director, Federated Services Company; President and Trustee, Federated Shareholder Services; Director, Federated Securities Corp.; Executive Vice President and Secretary of the Funds.


David M. Taylor



Federated Investors Tower
Pittsburgh, PA
Birthdate:  January 13, 1947
Treasurer
Senior Vice President and Trustee, Federated Investors; Vice President, Federated Shareholder Services; Executive Vice President, Federated Securities Corp.; Treasurer of some of the Funds.


* This Director is deemed to be an "interested person" as defined in the Investment Company Act of 1940.
@    Member of the Executive Committee. The Executive Committee of the Board
  of Directors handles the         responsibilities of the Board between
  meetings of the Board.

Officers and Directors own less than 1% of the Fund's outstanding Shares.

As used in the table above, "The Funds" and "Funds" mean the following investment companies: American Leaders Fund, Inc.; Annuity Management Series; Arrow Funds; Automated Government Money Trust; Blanchard Funds; Blanchard Precious Metals Fund, Inc.; Cash Trust Series II; Cash Trust Series, Inc.; DG



Investor Series; Edward D. Jones & Co. Daily Passport Cash Trust; FTI Funds; Federated ARMs Fund; Federated Equity Funds; Federated GNMA Trust; Federated Government Trust; Federated High Yield Trust; Federated Income Securities Trust; Federated Income Trust; Federated Index Trust; Federated Institutional Trust; Federated Master Trust; Federated Municipal Trust; Federated Short-Term Municipal Trust; Federated Short-Term U.S. Government Trust; Federated Stock Trust; Federated Tax-Free Trust; Federated Total Return Series, Inc.; Federated U.S. Government Bond Fund; Federated U.S. Government Securities
Fund: 1-3 Years; Federated U.S. Government Securities Fund: 3-5 Years; Federated U.S. Government Securities Fund: 5-10 Years; First Priority Funds; Fixed Income Securities, Inc.; Fortress Adjustable Rate U.S. Government Fund, Inc.; Fortress Municipal Income Fund, Inc.; Fortress Utility Fund, Inc.; Fund for U.S. Government Securities, Inc.; Government Income Securities, Inc.; High Yield Cash Trust; Insurance Management Series; Intermediate Municipal Trust; International Series, Inc.; Investment Series Funds, Inc.; Investment Series Trust; Liberty Equity Income Fund, Inc.; Liberty High Income Bond Fund, Inc.; Liberty Municipal Securities Fund, Inc.; Liberty U.S. Government Money Market Trust; Liberty Term Trust, Inc. - 1999; Liberty Utility Fund, Inc.; Liquid Cash Trust; Managed Series Trust; Money Market Management, Inc.; Money Market Obligations Trust; Money Market Trust; Municipal



Securities Income Trust; Newpoint Funds; 111 Corcoran Funds; Peachtree Funds; The Planters Funds; RIMCO Monument Funds; Star Funds; The Starburst Funds; The Starburst Funds II; Stock and Bond Fund, Inc.; Targeted Duration Trust; Tax-Free Instruments Trust; Trust for Financial Institutions; Trust For Government Cash Reserves; Trust for Short-Term U.S. Government Securities; Trust for U.S. Treasury Obligations; The Virtus Funds; World Investment Series, Inc.

    FUND OWNERSHIP
     As of February 7, 1996, the following shareholder of record owned 5% or more of the outstanding Class A Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, (as record owner holding Class A Shares for its clients), owned approximately 4,108,589 Class A Shares (6.38%).
     As of February 7, 1996, the following shareholder of record owned 5% or more of the outstanding Class B Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, (as record owner holding Class B Shares for its clients), owned approximately 361,488 Class B Shares (5.60%).



     As of February 7, 1996, the following shareholder of record owned 5% or more of the outstanding Class C Shares of the Fund: Merrill Lynch Pierce Fenner & Smith, Jacksonville, Florida, (as record owner holding Class C Shares for its clients), owned approximately 1,702,658 Class C Shares (32.43%).
    DIRECTORS COMPENSATION


                  AGGREGATE
NAME ,          COMPENSATION
POSITION WITH       FROM          TOTAL COMPENSATION PAID
FUND               FUND*#           FROM FUND COMPLEX **


John F. Donahue,    $0             $0 for the Fund and
Chairman and Director                   54 other investment companies in the
Fund Complex
Thomas G. Bigley++  $0             $86,331 for the Fund and
Director                           54 other investment companies in the Fund
Complex
John T. Conroy, Jr.,               $2,064    $115,760 for the Fund and



Director                           54 other investment companies in the Fund
Complex
William J. Copeland,               $2,064    115,760 for the Fund and
Director                           54 other investment companies in the Fund
Complex
James E. Dowd,      $2,064         $115,760 for the Fund and
Director                           54 other investment companies in the Fund
Complex
Lawrence D. Ellis, M.D.,           $1,872    $104,898 for the Fund and
Director                           54 other investment companies in the Fund
Complex
Richard B. Fisher,  $0             $0 for the Fund and
President and Director                  6 other investment companies in the
Fund Complex
Edward L. Flaherty, Jr.,           $2,064    $115,760 for the Fund and
Director                           54 other investment companies in the Fund
Complex
Peter E. Madden,    $1,594         $104,898 for the Fund and
Director                           54 other investment companies in the Fund
Complex



Gregor F. Meyer,    $1,872         $104,898 for the Fund and
Director                           54 other investment companies in the Fund
Complex
John E. Murray, Jr.,               $0   $104,898 for the Fund and
Director                           54 other investment companies in the Fund
Complex
Wesley W. Posvar,   $1,872         $104,898 for the Fund and
Director                           64 other investment companies in the Fund
Complex
Marjorie P. Smuts,  $1,872         $104,898 for the Fund and
Director                           54 other investment companies in the Fund
Complex


*Information is furnished for the fiscal year ended February 28, 1995.
#The aggregate compensation is provided for the Fund which is comprised of 1 portfolio.
+The information is provided for the last calendar year.
++Mr. Bigley served on 39 investment companies in the Federated Funds Complex from January 1 through September 30, 1995. On October 1, 1995, he was appointed a Trustee on 15 additional Federated Funds.




    INVESTMENT ADVISORY SERVICES

    ADVISER TO THE FUND
The Fund's investment adviser, Passport Research, Ltd., was organized as a Pennsylvania limited partnership in 1981. Federated Advisers is the general partner of the Adviser and has a 50.5% interest in the Adviser. The limited partner of the Adviser is Edward D. Jones & Co., which owns a 49.5% interest in the Adviser. Federated Advisers is owned by FII Holdings, Inc., a subsidiary of Federated Investors. All of the voting securities of Federated Investors are owned by a trust, the trustees of which are John F. Donahue, his wife, and his son, J. Christopher Donahue.
At any time, Edward D. Jones & Co. can require Federated Investors to repurchase all of its partnership interest in the Adviser at the then current book value. Edward D. Jones & Co. cannot transfer, sell, or assign its partnership interest in the Adviser without first offering it to Federated Investors.
As long as Edward D. Jones & Co. owns a partnership interest in the Adviser, it cannot acquire, organize, or cause the organization of any other money market mutual fund or enter into arrangements with an investment adviser or underwriter of any other money market mutual fund in which Edward D. Jones &



Co. will offer the shares of the other money market mutual fund. Edward D. Jones & Co. has agreed not to solicit proxies in opposition to management of the Fund unless a court of competent jurisdiction finds the conduct of a majority of the Board of Directors constitutes willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties.
All of the officers of the Fund, except Daniel A. Burkhardt, are officers of the Adviser. The relationships are described under "Federated Utility Fund, Inc. Management."
The Adviser shall not be liable to the Fund or any shareholder for any losses that may be sustained in the purchase, holding, or sale of any security or for anything done or omitted by it, except acts or omissions involving willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties imposed upon it by its contract with the Fund.
    ADVISORY FEES
For its advisory services, Passport Research, Ltd. receives an annual investment advisory fee as described in the prospectus. During the fiscal years ended February 28, 1995, 1994, and 1993, the Adviser earned $6,347,619, $6,774,071, and $4,017,913, respectively, which were reduced by $1,683,310,
$1,510,782, and $22,320, respectively.



  STATE EXPENSE LIMITATIONS
     The Adviser has undertaken to comply with the expense limitations established by certain states for investment companies whose shares are registered for sale in those states. If the Fund's normal operating expenses (including the investment advisory fee, but not including brokerage commissions, interest, taxes, and extraordinary expenses) exceed 2 1/2% per year of the first $30 million of average net assets, 2% per year of the next $70 million of average net assets, and 1 1/2% per year of the remaining average net assets, the Adviser will reimburse the Fund for its expenses over the limitation.
     If the Fund's monthly projected operating expenses exceed this expense limitation, the investment advisory fee paid will be reduced by the amount of the excess, subject to an annual adjustment. If the expense limitation is exceeded, the amount to be reimbursed by the Adviser will be limited, in any single fiscal year, by the amount of the investment advisory fee.
     This arrangement is not part of the advisory contract and may be amended or rescinded in the future.



    BROKERAGE TRANSACTIONS

The adviser may select brokers and dealers who offer brokerage and research services. These services may be furnished directly to the Fund or to the adviser and may include: advice as to the advisability of investing in securities; security analysis and reports; economic studies; industry studies; receipt of quotations for portfolio evaluations; and similar services. Research services provided by brokers and dealers may be used by the adviser or its affiliates in advising the Fund and other accounts. To the extent that receipt of these services may supplant services for which the adviser or its affiliates might otherwise have paid, it would tend to reduce their expenses. The adviser and its affiliates exercise reasonable business judgment in selecting brokers who offer brokerage and research services to execute securities transactions. They determine in good faith that commissions charged by such persons are reasonable in relationship to the value of the brokerage and research services provided. During the fiscal years ended October 31, 1995, 1994, 1993, the Fund paid no brokerage commissions.

Although investment decisions for the Fund are made independently from those of the other accounts managed by the adviser, investments of the type the



Fund may make may also be made by those other accounts. When the Fund and one or more other accounts managed by the adviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the adviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtained or disposed of by the Fund. In other cases, however, it is believed that coordination and the ability to participate in volume transactions will be to the benefit of the Fund.
    OTHER SERVICES

    FUND ADMINISTRATION
Federated Administrative Services, a subsidiary of Federated Investors, provides administrative personnel and services to the Fund for a fee as described in the prospectus. Prior to March 1, 1994, Federated Administrative Services, Inc., also a subsidiary of Federated Investors, served as the Fund's Administrator. (For purposes of this Statement of Additional Information, Federated Administrative Services and Federated Administrative Services, Inc. may hereinafter collectively be referred to as the "Administrators".) For the fiscal year ended October 31, 1995, Federated Administrative Services earned $155,000. For the fiscal year ended ended



October 31, 1994, the Administrators collectively earned $203,429. For the fiscal year ended ended October 31, 1993, Federated Administrative Services, Inc., earned $292,432. Dr. Henry J. Gailliot, an officer of Federated Management, the adviser to the Fund, holds approximately 20% of the outstanding common stock and serves as a director of Commercial Data Services, Inc., a company which provides computer processing services to Federated Administrative Services.
    CUSTODIAN AND PORTFOLIO RECORDKEEPER
State Street Bank and Trust Company, Boston, MA, is custodian for the securities and cash of the Fund. It also provides certain accounting and recordkeeping services with respect to the Fund's portfolio investments. TRANSFER AGENT
As transfer agent, Federated Shareholder Services Company, maintains all necessary shareholder records. For its services, the transfer agent receives a fee based on the size, type and number of accounts and transactions made by shareholders.
INDEPENDENT PUBLIC ACCOUNTANTS
 The independent public accountants for the Fund are Ernst & Young LLP, Pittsburgh, PA.



    PURCHASING SHARES


Except under certain circumstances described in the respective prospectuses, Shares are sold at their net asset value (plus a sales charge on Class A Shares and Class F Shares only) on days the New York Stock Exchange is open for business. The procedure for purchasing Shares is explained in the respective prospectuses under "How to Purchase Shares" and "Investing in Class F Shares."

    DISTRIBUTION (CLASS B SHARES AND CLASS C SHARES ONLY) AND SHAREHOLDER SERVICES PLANS
These arrangements permit the payment of fees to financial institutions, the distributor, and Federated Shareholder Services, to stimulate distribution activities and to cause services to be provided to shareholders by a representative who has knowledge of the shareholder's particular circumstances and goals. These activities and services may include, but are not limited to, marketing efforts; providing office space, equipment, telephone facilities, and various clerical, supervisory, computer, and other personnel as necessary or beneficial to establish and maintain shareholder accounts and records; processing purchase and redemption transactions and automatic investments of client account cash balances; answering routine client inquiries; and assisting clients in changing dividend options, account designations, and addresses.
By adopting the Distribution Plan, (Class B Shares and Class C Shares only) the Directors expect that the Fund will be able to achieve a more predictable flow of cash for investment purposes and to meet redemptions. This will facilitate more efficient portfolio management and assist the Fund in pursuing its investment objectives. By identifying potential investors whose needs are served by the Fund's objectives, and properly servicing these accounts, it may be possible to curb sharp fluctuations in rates of redemptions and sales.
Other benefits, which may be realized under either arrangement, may include:
(1) providing personal services to shareholders; (2) investing shareholder assets with a minimum of delay and administrative detail; (3) enhancing shareholder recordkeeping systems; and (4) responding promptly to shareholders' requests and inquiries concerning their accounts.
During the period from October 12, 1994 to February 28, 1995, payments in the amount of $21,567 were made pursuant to the Distribution Plan for Class B Shares. For the fiscal year ended February 28, 1995, payments in the amount of $453,766 were made pursuant to the Distribution Plan for Class C Shares.



In addition, for the fiscal year ended February 28, 1995, payments in the amount of $2,058,688 were made pursuant to a Shareholder Services Plan adopted by the Fund.

    CONVERSION TO FEDERAL FUNDS
It is the Fund's policy to be as fully invested as possible so that maximum interest may be earned. To this end, all payments from shareholders must be in federal funds or be converted into federal funds before shareholders begin to earn dividends. Federated Services Company acts as the shareholder's agent in depositing checks and converting them to federal funds.
    PURCHASES BY SALES REPRESENTATIVES, FUND DIRECTORS, AND EMPLOYEES

Directors, employees, and sales representatives of the Fund, Federated Advisers, and Federated Securities Corp., or their affiliates, or any investment dealer who has a sales agreement with Federated Securities Corp., and their spouses and children under 21, may buy Shares at net asset value without a sales charge. Shares may also be sold without a sales charge to trusts or pension or profit-sharing plans for these persons.



These sales are made with the purchaser's written assurance that the purchase is for investment purposes and that the securities will not be resold except through redemption by the Fund.

    EXCHANGING SECURITIES FOR FUND SHARES
Investors may exchange convertible securities they already own for Shares, or they may exchange a combination of convertible securities and cash for Shares. Any securities to be exchanged must meet the investment objective and policies of the Fund, must have a readily ascertainable market value, must be liquid, and must not be subject to restrictions on resale.
The Fund will prepare a list of securities which are eligible for acceptance and furnish this list to brokers upon request. The Fund reserves the right to reject any security, even though it appears on the list, and the right to amend the list of acceptable securities at any time without notice to brokers or investors.
An investment broker acting for an investor should forward the securities in negotiable form with an authorized letter of transmittal to Federated Securities Corp. Federated Securities Corp. will determine that transmittal papers are in good order and forward them to the Fund's custodian, State Street Bank and Trust Company. The Fund will notify the broker of its acceptance and valuation of the securities within five business days of their receipt by State Street Bank.
The Fund values such securities in the same manner as the Fund values its portfolio securities. The basis of the exchange will depend upon the net asset value of Shares on the day the securities are valued. One Share will be issued for each equivalent amount of securities accepted.
Any interest earned on the securities prior to the exchange will be considered in valuing the securities. All interest, dividends, subscription, conversion, or other rights attached to the securities become the property of the Fund, along with the securities.
  TAX CONSEQUENCES
     Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the cost basis of the securities exchanged for Shares, a gain or loss may be realized by the investor.
    DETERMINING NET ASSET VALUE

Net asset value generally changes each day. The days on which net asset value is calculated by the Fund are described in the respective prospectuses.
    DETERMINING MARKET VALUE OF SECURITIES
Market values of the Fund's portfolio securities are determined as follows:



      o according to the last sale price on a national securities exchange, if available;
      o in the absence of recorded sales for equity securities, according to the mean between the last closing bid and asked prices and for bonds and other fixed income securities, as determined by an independent pricing service; or
      o for short-term obligations according to the prices as furnished by an independent pricing service or for short-term obligations with remaining maturities of 60 days or less at the time of purchase, at amortized cost or at fair value as determined in good faith by the Directors.
Prices provided by independent pricing services may be determined without relying exclusively on quoted prices and may consider yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.
    EXCHANGE PRIVILEGE


This section relates only to Class F Shares of the Fund. For information regarding the Exchange Privilege for Class A Shares, Class B Shares, and



Class C Shares of the Fund, please see the prospectus for these classes of Shares.
The Securities and Exchange Commission has issued an order exempting the Fund from certain provisions of the Investment Company Act of 1940. As a result, Fund shareholders are allowed to exchange all or some of their Class F
Shares for Class F Shares in other Federated Funds (which are sold with a sales charge different from that of the Fund or with no sales charge and which are advised by subsidiaries or affiliates of Federated Investors) without the assessment of a contingent deferred sales charge on the exchanged Shares.
    REDUCED SALES CHARGE
If a shareholder making such an exchange qualifies for a reduction or elimination of the sales charge, the shareholder must notify Federated Securities Corp.

    REQUIREMENTS FOR EXCHANGE
Shareholders using this privilege must exchange Shares having a net asset value of at least $1,500. Before the exchange, the shareholder must receive a prospectus of the fund for which the exchange is being made.



This privilege is available to shareholders resident in any state in which the fund shares being acquired may be sold. Upon receipt of proper instructions and required supporting documents, shares submitted for exchange are redeemed and the proceeds invested in shares of the other fund.

Further information on the exchange privilege and prospectuses for eligible Federated Funds are available by calling the Fund.

    TAX CONSEQUENCES
Exercise of this exchange privilege is treated as a sale for federal income tax purposes. Depending upon the circumstances, a short-term or long-term capital gain or loss may be realized.
    MAKING AN EXCHANGE

Instructions for exchanges with other eligible Federated Funds may be given in writing or by telephone. Written instructions may require a signature guarantee.



  TELEPHONE INSTRUCTIONS
     Telephone instructions made by the investor may be carried out only if a telephone authorization form completed by the investor is on file with the Fund or its agents. If the instructions are given by a broker, a telephone authorization form completed by the broker must be on file with the Fund or its agents. Shares may be exchanged between two funds by telephone only if the two funds have identical shareholder registrations.
     Telephoned exchange instructions may be recorded. They must be received by the transfer agent before 4:00 p.m. (Eastern time) for shares to be exchanged that day. If reasonable procedures are not followed by the Fund, it may be liable for losses due to unauthorized or fraudulent telephone instructions.
    REDEEMING SHARES


The Fund redeems Shares at the next computed net asset value after the Fund receives the redemption request. Shareholder redemptions may be subject to a contingent deferred sales charge. Redemption procedures are explained in the respective prospectuses under "How to Redeem Shares" or "Redeeming Class F Shares." Although the transfer agent does not charge for telephone redemptions, it reserves the right to charge a fee for the cost of wire-transferred redemptions of less than $5,000.
Class B Shares redeemed within six years of purchase, Class C Shares redeemed
within one year of purchase, and Class F   Shares redeemed within four years
of purchase may be subject to a contingent deferred sales charge. The amount of the contingent deferred sales charge is based upon the amount of the administrative fee paid at the time of purchase by the distributor to the financial institutions for services rendered, and the length of time the investor remains a shareholder in the Fund. Should financial institutions elect to receive an amount less than the administrative fee that is stated in the prospectus for servicing a particular shareholder, the contingent deferred sales charge and/or holding period for that particular shareholder will be reduced accordingly.

    REDEMPTION IN KIND
Although the Fund intends to redeem Shares in cash, it reserves the right under certain circumstances to pay the redemption price in whole or in part by a distribution of securities from the Fund's portfolio.
Redemption in kind will be made in conformity with applicable SEC rules, taking such securities at the same value employed in determining net asset value and selecting the securities in a manner the Directors determine to be fair and equitable.
The Fund has elected to be governed by Rule 18f-1 of the Investment Company Act of 1940 under which the Fund is obligated to redeem Shares for any shareholder in cash up to the lesser of $250,000 or 1% of the Fund's net asset value during any 90-day period.
Redemption in kind is not as liquid as a cash redemption. If redemption is made in kind, shareholders receiving their securities and selling them before their maturity could receive less than the redemption value of their securities and could incur certain transaction costs.

    MASSACHUSETTS PARTNERSHIP LAW

Under certain circumstances, shareholders may be held personally liable as partners under Massachusetts law for obligations of the Trust. To protect its shareholders, the Trust has filed legal documents with Massachusetts that expressly disclaim the liability of its shareholders for acts or obligations of the Trust. These documents require notice of this disclaimer to be given in each agreement, obligation, or instrument the Trust or its Trustees enter into or sign.



In the unlikely event a shareholder is held personally liable for the Trust's obligations, the Trust is required by the Declaration of Trust to use its property to protect or compensate the shareholder. On request, the Trust will defend any claim made and pay any judgment against a shareholder for any act or obligation of the Trust. Therefore, financial loss resulting from liability as a shareholder will occur only if the Trust itself cannot meet its obligations to indemnify shareholders and pay judgments against them.

    TAX STATUS

    THE FUND'S TAX STATUS
The Fund will pay no federal income tax because it expects to meet the requirements of Subchapter M of the Internal Revenue Code, as amended, applicable to regulated investment companies and to receive the special tax treatment afforded to such companies. To qualify for this treatment, the Fund must, among other requirements:
      o derive at least 90% of its gross income from dividends, interest, and gains from the sale of securities;
      o derive less than 30% of its gross income from gains on the sale of securities held less than three months;
      o invest in securities within certain statutory limits; and



      o distribute to its shareholders at least 90% of its net income earned during the year.
    SHAREHOLDERS' TAX STATUS
Shareholders are subject to federal income tax on dividends and capital gains received as cash or additional Shares. Only a nominal portion of any income dividend paid by the Fund is expected to be eligible for the dividends received deduction available to corporations. These dividends, and any short-term capital gains, are taxable as ordinary income.
  CAPITAL GAINS
     Shareholders will pay federal tax at capital gains rates on long-term capital gains distributed to them regardless of how long they have held Fund Shares.
    TOTAL RETURN

The Fund's average annual total returns for Class A Shares for the one-year and five-year periods ended February 28, 1995, and for the period from June 5, 1987 to February 28, 1995, were (6.41%), 8.93% and 10.80%, respectively.
The Fund's cumulative total return for Class B Shares, for the period from October 12, 1994 to February 28, 1995, was (3.42%).



The Fund's average annual total return for Class C Shares for the fiscal year ended February 28, 1995 and the period from April 30, 1993 (date of initial public offering), to February 28, 1995, were (2.64%) and 0.85%, respectively. The average annual total return for all classes of Shares of the Fund is the average compounded rate of return for a given period that would equate a $1,000 initial investment to the ending redeemable value of that investment. The ending redeemable value is computed by multiplying the number of Shares owned at the end of the period by the offering price per Share at the end of the period. The number of Shares owned at the end of the period is based on the number of Shares purchased at the beginning of the period with $1,000, less any applicable sales charge, adjusted over the period by any additional Shares, assuming the quarterly reinvestment of all dividends and distributions. Any applicable contingent deferred sales charge is deducted from the ending value of the investments based on the lesser of the original purchase price or the offering price of Shares redeemed.
Cumulative total return reflects Class B Shares' total performance over a specific period of time. This total return assumes and is reduced by the payment of the maximum sales charge, if applicable. The Class B Shares' total return is representative of only six months of investment activity since the date of initial public offering.




    YIELD

The Fund's yields for Class A Shares, Class B Shares, and Class C Shares, were 4.38%, 3.87% and 3.87%, respectively, for the thirty-day period ended February 28, 1995.
The yield for all classes of Shares of the Fund is determined by dividing the net investment income per Share (as defined by the Securities and Exchange Commission) earned by any class of Shares over a thirty-day period by the maximum offering price per Share of any class of Shares on the last day of the period. This value is then annualized using semi-annual compounding. This means that the amount of income generated during the thirty-day period is assumed to be generated each month over a 12-month period and is reinvested every six months. The yield does not necessarily reflect income actually earned by any class of Shares because of certain adjustments required by the Securities and Exchange Commission and, therefore, may not correlate to the dividends or other distributions paid to shareholders.
To the extent that financial institutions and broker/dealers charge fees in connection with services provided in conjunction with an investment in any class of Shares, the performance will be reduced for those shareholders paying those fees.



    PERFORMANCE COMPARISONS

The Fund's performance of each class of Shares depends upon such variables as:
      o portfolio quality;
      o average portfolio maturity;
      o type of instruments in which the portfolio is invested;
      o changes in interest rates and market value of portfolio securities;
      o changes in the Fund's or a class of Shares' expenses; and
      o various other factors.
The Fund's performance fluctuates on a daily basis largely because net earnings and offering price per Share fluctuate daily. Both net earnings and offering price per Share are factors in the computation of yield and total return.
Investors may use financial publications and/or indices to obtain a more complete view of the Fund's performance. When comparing performance, investors should consider all relevant factors such as the composition of any index used, prevailing market conditions, portfolio compositions of other funds, and methods used to value portfolio securities and compute offering price. The financial publications and/or indices which the Fund uses in advertising may include:



      o LIPPER ANALYTICAL SERVICES, INC., for example, makes comparative calculations for one month, three month, one year, and five year periods which assume the reinvestment of all capital gains distributions and income dividends.
      o DOW JONES INDUSTRIAL AVERAGE (`DJIA') represents share prices of selected blue-chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA index is a leading economic indicator for the stock market as a whole.
      o STANDARD & POOR'S DAILY STOCK PRICE INDEX OF 500 COMMON STOCKS, a composite index of common stocks in industry, transportation, financial, and public utility companies, compares total returns of funds whose portfolios are invested primarily in common stocks. In addition, the Standard & Poor's index assumes reinvestment of all dividends paid by stocks listed on its index. Taxes due on any of these distributions are not included, nor are brokerage or other fees calculated in Standard & Poor's figures.



      o STANDARD & POOR'S UTILITY INDEX is an unmanaged index of common stocks from forty different utilities. This index indicates daily changes in the price of the stocks. The index also provides figures for changes in price from the beginning of the year to date, and for a twelve month period.
      o DOW JONES UTILITY INDEX is an unmanaged index comprised of fifteen utility stocks that tracks changes in price daily and over a six month period. The index also provides the highs and lows for each of the past five years.
      o MORNINGSTAR, INC., an independent rating service, is the publisher of the bi-weekly Mutual Fund Values. Mutual Fund Values rates more than 1,000 NASDAQ-listed mutual funds of all types, according to their risk-adjusted returns. The maximum rating is five stars, and ratings are effective for two weeks.
Advertisements and other sales literature for any class of Shares may quote total returns which are calculated on nonstandardized base periods. These total returns also represent the historic change in the value of an investment in any class of Shares based on quarterly reinvestment of dividends over a specified period of time.



From time to time, the Fund may advertise the performance of any class of Shares using charts, graphs and descriptions, compared to federally insured bank products including certificates of deposit and time deposits and to money market funds using the Lipper Analytical Services money market instruments average.

Advertisements may quote performance information which does not reflect the effect of a sales charge or contingent deferred sales charge, as applicable.

    ABOUT FEDERATED INVESTORS

Federated Investors is dedicated to meeting investor needs which is reflected in its investment decision making-structured, straightforward, and consistent. This has resulted in a history of competitive performance with a range of competitive investment products that have gained the confidence of thousands of clients and their customers.
The company's disciplined security selection process is firmly rooted in sound methodologies backed by fundamental and technical research. Investment decisions are made and executed by teams of portfolio managers, analysts, and traders dedicated to specific market sectors.



J. Thomas Madden, Executive Vice President, oversees Federated Investors' equity and high yield corporate bond management while William D. Dawson, Executive Vice President, oversees Federated Investors' domestic fixed income management. Henry A. Frantzen, Executive Vice President, oversees the management of Federated Investors' international portfolios.
    MUTUAL FUND MARKET
Twenty-seven percent of American households are pursuing their financial goals through mutual funds. These investors, as well as businesses and institutions, have entrusted over $2 trillion to the more than 5,500 funds available.*
Federated Investors, through its subsidiaries, distributes mutual funds for a variety of investment applications. Specific markets include:
    INSTITUTIONAL CLIENTS
Federated Investors meets the needs of more than 4,000 institutional clients nationwide by managing and servicing separate accounts and mutual funds for a variety of applications, including defined benefit and defined contribution programs, cash management, and asset/liability management. Institutional clients include corporations, pension funds, tax-exempt entities, foundations/endowments, insurance companies, and investment and financial advisors. The marketing effort to these institutional clients is headed by John B. Fisher, President, Institutional Sales Division.
    TRUST ORGANIZATIONS
Other institutional clients include close relationships with more than 1,500 banks and trust organizations. Virtually all of the trust divisions of the top 100 bank holding companies use Federated funds in their clients' portfolios. The marketing effort to trust clients is headed by Mark R. Gensheimer, Executive Vice President, Bank Marketing & Sales.
    BROKER/DEALERS AND BANK BROKER/DEALER SUBSIDIARIES
Federated funds are available to consumers through major brokerage firms nationwide--including 200 New York Stock Exchange firms--supported by more wholesalers than any other mutual fund distributor. The marketing effort to these firms is headed by James F. Getz, President, Broker/Dealer Division.



*Source:  Investment Company Institute



    FINANCIAL STATEMENTS

The Financial Statements for the fiscal year ended February 28, 1995, are incorporated herein by reference to the Annual Report of the Fund dated February 28, 1995 (File Nos. 33-13388 and 811-5114). A copy of this report may be obtained without charge by contacting the Fund.


    APPENDIX

DESCRIPTION OF BOND RATINGS
A rating by a rating service represents the service's opinion as to the credit quality of the security being rated. However, the ratings are general and are not absolute standards of quality or guarantees as to the creditworthiness of an issuer.
Consequently, the Adviser believes that the quality of fixed income securities in which the Fund invests should be continuously reviewed and that individual analysts give different weightings to the various factors involved in credit analysis. A rating is not a recommendation to purchase, sell, or hold a security, because it does not take into account market value or suitability for a particular investor. When a security has received a rating from more than one service, each rating is evaluated independently. Ratings are based on current information furnished by the issuer or obtained by the rating services from other sources that they consider reliable. Ratings may be changed, suspended, or withdrawn as a result of changes in or unavailability of such information, or for other reasons.
MOODY'S INVESTORS SERVICE, INC. CORPORATE BOND RATING DEFINITIONS
AAA-Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt-edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues. AA-Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.



A-Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.
BAA-Bonds which are rated Baa are considered as medium-grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well. STANDARD AND POOR'S RATINGS GROUP LONG TERM DEBT RATING DEFINITIONS
AAA-Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group. Capacity to pay interest and repay principal is extremely strong.
AA-Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree. A-Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effect of changes in circumstances and economic conditions than debt in higher rated categories.



BBB-Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.
MOODY'S INVESTORS SERVICE, INC. COMMERCIAL PAPER RATING DEFINITIONS PRIME-1-Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics:
      o Leading market positions in well established industries.
      o High rates of return on funds employed.
      o Conservative capitalization structure with moderate reliance on debt and ample asset protection.


      o Broad margins in earning coverage of fixed financial charges and high internal cash generation.
      o Well-established access to a range of financial markets and assured sources of alternate liquidity.



STANDARD & POOR'S RATINGS GROUP COMMERCIAL PAPER RATING DEFINITIONS
A-1-This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus sign (+) designation.






















531545101
531545309
531545200